UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ABSCI CORPORATION
(Name of registrant as specified in its charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials;
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

absci

2026

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND

PROXY STATEMENT

Letter from our Founder & CEO	i

A Letter from our Founder & CEO, Sean McClain
Written April 22, 2026

ABSCI CORPORATION 18105 SE Mill Plain Blvd Vancouver, WA 98683
Dear Fellow Shareholders,
Absci is a clinical-stage biotechnology company using generative AI to create better biologics against underexplored mechanisms where unmet need is high. In 2025, we moved from ‘code’ to ‘clinic’. Our flagship program, ABS-201, went from discovery to the clinic in around 2 years at approximately $15 million, compared with an industry average of 4-6 years and more than $50 million. It was a defining year, and the clearest proof yet that our approach works.
ABS-201 in Androgenetic Alopecia
ABS-201, our AI-designed anti-PRLR antibody, represents exactly the kind of opportunity our platform was built to pursue. In December 2025, we dosed the first participants in the Phase 1/2a HEADLINE trial. Data presented at our December KOL seminar showed that in human ex-vivo scalp models, ABS-201 stimulates hair growth and protects and expands the stem cell niche, suggesting a mechanism that may reverse follicle miniaturization rather than simply slow hair loss. In preclinical primate models, a single course of anti-PRLR treatment produced hair regrowth that was sustained for up to 4 years without continued dosing.
Androgenetic alopecia affects roughly 80 million Americans. It is one of the largest unmet needs in medicine that patients already pay for out of pocket, and the commercial opportunity reflects that. If ABS-201 delivers the profile we believe it has - durable efficacy from intermittent dosing with a clean safety profile - it has the potential to redefine what is possible in this indication. We expect clinical proof-of-concept data from HEADLINE in the second half of 2026.
ABS-201 in Endometriosis
Prolactin's biology extends beyond hair, and so does our ambition. The same peripheral prolactin stress axis implicated in follicle miniaturization is also involved in endometriosis, a condition affecting roughly 1 in 10 women worldwide for which no FDA-approved disease-modifying therapy exists. What makes ABS-201 in endometriosis so compelling is the potential for disease-modifying treatment, as opposed to solely symptom-masking. ABS-201’s profile is non-hormonal, with the potential to act on both pain and

Letter from our Founder & CEO	ii

lesion growth. We've assembled an Endometriosis Advisory Board, are targeting Phase 2 initiation in Q4 2026, and anticipate proof-of-concept data in the second half of 2027.
Origin-1 and the Next Wave of Our Pipeline
In January 2026, we introduced Origin-1, the latest generation of our AI model for de novo antibody design against "zero-prior" epitopes, targeting sites with no reported complex structures of antibody or protein binders. We have shown it can design full-length antibodies to epitopes with no known structural data, opening up targets like GPCRs and ion channels that have resisted every prior approach.
The main purpose of the Origin platform is to build our own pipeline. However, we also apply it with partners where the science is aligned and the economics work. In 2025, our partnership with Almirall successfully delivered de novo antibody leads, and was expanded to include a second dermatology target. The Almirall partnership expansion demonstrates the platform's value to partners where the science aligns. Our core focus remains building the pipeline - Origin is the engine behind the programs we intend to take to patients.
Execution Discipline
In 2025, we made hard portfolio decisions to concentrate capital and our team behind the programs with the clearest clinical and commercial signal. That focus is deliberate. A pipeline-owning model demands discipline about what we advance, what we deprioritize, and what we partner. The speed and cost advantages of our platform only matter if we apply them to the right targets.
The People Behind Our Progress
None of this happens without our Unlimiters – the brilliant, committed team across Vancouver, New York, Zug, Belgrade, and beyond. In early 2026, we welcomed Dr. Ransi Somaratne as Absci's first Chief Medical Officer. Ransi brings the clinical development leadership we need as ABS-201 progresses through HEADLINE and into registrational trials. I also want to recognize Dr. Andreas Busch, whose vision was the catalyst for our ABS-201 program. His contributions during a foundational period for Absci have left a legacy of innovation that will continue to guide everything we do. We are deeply grateful.
Looking Ahead
2026 is a year of clinical proof. Our priorities are clear:
◦HEADLINE proof-of-concept readout for ABS-201 in AGA in the second half of 2026
◦Initiation of a global Phase 2 trial for ABS-201 in endometriosis in Q4 2026
◦Continued development of Origin-1 against our internal pipeline targets
Absci’s scientific ingenuity and rigor, combined with our AI-native approach, highlights what becomes possible when you approach drug development differently. I'm more confident now than ever that we have the potential to create a new generation of therapeutics.
As always, achieve the impossible,
Sean McClain
Founder & CEO

Notice of 2026 Annual Meeting of Stockholders	iii

Notice of 2026 Annual Meeting of Stockholders
Notice of 2026 Annual Meeting of Stockholders to be held June 4, 2026

June 4, 2026
Notice is hereby given that the 2026 Annual Meeting of Stockholders, or Annual Meeting, of Absci Corporation will be held online on Thursday, June 4, 2026 at 9:00 a.m. Eastern Time. Similar to last year, this year’s Annual Meeting will be held virtually. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/ABSI2026 and entering the 16‐digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The purpose of the Annual Meeting is as follows:

9:00 a.m.
(1)To elect two Class II directors, Prof Sir Menelas Pangalos, Ph.D. and Daniel Rabinovitsj, to our board of directors, to serve until the 2029 annual meeting of stockholders and until their successors have been duly elected and qualified, or until their earlier death, resignation or removal;
(2)To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and
(3)To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of two Class II directors nominated by the board of directors.
Only stockholders of record of Absci Corporation at the close of business on April 7, 2026 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Notice of 2026 Annual Meeting of Stockholders	iv

Vancouver, Washington April 22, 2026 ABSCI CORPORATION 18105 SE Mill Plain Blvd Vancouver, WA 98683
Absci Corporation is following the Securities and Exchange Commission’s “Notice and Access” rule that allows companies to furnish their proxy materials by posting them on the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice. We plan to mail the Notice on or about April 22, 2026, and it contains instructions on how to access both the Annual Report for the fiscal year ended December 31, 2025, or the 2025 Annual Report, and accompanying proxy statement over the Internet. This method provides our stockholders with expedited access to proxy materials and not only lowers the cost of printing and distribution but also reduces the environmental impact of the Annual Meeting. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the board of directors,

/s/ Sean McClain

Sean McClain
Founder, CEO and Director

Table of Contents	v

Proxy Summary	1

Proxy Summary

Meeting Information

Date and Time June 4, 2026 at 9:00 a.m. Eastern Time

Location The Annual Meeting will be held virtually at www.virtualshareholdermeeting.com/ABSI2026

Record Date April 7, 2026

Admission
You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/ABSI2026 and entering the 16‐digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials.

Ways to Vote

By Internet You may vote at www.proxyvote.com up until 11:59 p.m. Eastern Time on June 3, 2026.

During the Annual Meeting You may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ABSI2026. You will need the control number included on your proxy card.

By Telephone You may vote by calling 1-800-690-6903 up until 11:59 p.m. Eastern Time on June 3, 2026.

By Mail
You may vote by completing and mailing your proxy in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received before the start of the Annual Meeting.

Voting Information

Proposal		Board Recommendation	Page

1	Election of Class II Directors	“FOR”	11
2	Ratification of the Appointment of Ernst & Young LLP as Absci Corporation's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026	“FOR”	18

Proxy Summary	2

Board of Directors

Name	Director Since	Age	Positions and Offices Held with Absci Corporation

Class II Directors – Term Expiring in 2026
Prof Sir Menelas Pangalos, Ph.D.	2024	59	Director
Daniel Rabinovitsj	2022	61	Director
Class III Directors – Term Expiring in 2027
Sean McClain	2011	36	Founder, Chief Executive Officer and Director
Joseph Sirosh, Ph.D.	2022	57	Director
Mary Szela	2025	62	Director
Class I Directors - Term Expiring in 2028
Frans van Houten	2023	65	Director
Karen McGinnis	2020	59	Director

Proxy Summary	3

Absci at a Glance

140 EMPLOYEES “Multi-lingual” AI + Drug Discovery expertise AI team drawing on experience from tech leaders: Biologics drug discovery expertise from:	25+ PROGRAMS from strategic partnerships and internal pipeline candidates as of 12/31/2025

3 CLINICAL STAGE PROGRAMS In Androgenetic Alopecia, Endometriosis, and Inflammatory Bowel Disease

10+ PARTNERS, INCLUDING	>$144M* RUNWAY INTO 1H 2028 *As of 12/31/2025

77,000 SQUARE FEET ◦State-of-the-art wet and dry lab in Vancouver WA ◦Absci AI Research (AAIR) lab in NYC and Serbia ◦Innovation Centre in Zug Switzerland

Proxy Statement	4

Proxy Statement
for the 2026 Annual Meeting of Stockholders to be held June 4, 2026
ABSCI CORPORATION
18105 SE Mill Plain Blvd
Vancouver, WA 98683
This proxy statement contains information about the 2026 Annual Meeting of Stockholders, or the Annual Meeting, of Absci Corporation, which will be held online on Thursday, June 4, 2026 at 9:00 a.m. Eastern Time. In order to provide access to our stockholders regardless of geographic location, the Annual Meeting will be held virtually. You will be able to attend the Annual Meeting as well as vote and submit your questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/ABSI2026 and entering the 16‐digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card or in the instructions that accompanied your proxy materials. The board of directors of Absci Corporation is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Absci,” the “Company,” “we,” “us,” and “our” refer to Absci Corporation. The mailing address of our principal executive offices is Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683.
All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.
We made this proxy statement and our 2025 Annual Report to Stockholders on Form 10-K for the fiscal year ended December 31, 2025, or the 2025 Annual Report, available to stockholders on or about April 22, 2026.
We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2026; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; and (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC, which requires the market value of our common stock held by non-affiliates to equal or exceed $700 million as of the last business day of the second quarter of the preceding fiscal year. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Proxy Statement	5

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 4, 2026:
This proxy statement and our 2025 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxyvote.com.

A copy of this proxy statement and our 2025 Annual Report, as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary. This proxy statement and our 2025 Annual Report are also available on the SEC’s website at www.sec.gov.

General Information	6

General Information
Why are you holding a virtual Annual Meeting?
In order to provide access to our stockholders regardless of geographic location, the Annual Meeting will be a “virtual meeting” of stockholders. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation and communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management.
How do I attend and participate in the Annual Meeting online?
To attend and participate in the Annual Meeting, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/ABSI2026 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting.
The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m. Eastern Time.
How can I get help if I have trouble checking in or listening to the meeting online?
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call (844) 986-0822 (U.S.) or (303) 562-9302 (International) for assistance. The technical support line will not be able to provide control numbers but will be able to assist with any technical issues.

General Information	7

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?
We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about April 22, 2026, we will begin mailing a Notice of Internet Availability of Proxy Materials, or the Notice. Our proxy materials, including the Notice of the 2026 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2025 Annual Report to Stockholders, or the 2025 Annual Report, will be made available to stockholders on the Internet on or about the same date. You will need the 16-digit control number included on the Notice to access these materials. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.
Who is soliciting my vote, how are they being solicited, and who pays the cost?
Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting. We will bear all of the costs of preparing, mailing, online processing, vote tabulation and other costs of the proxy solicitation made by our board of directors. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, email communications, or otherwise.
When is the record date for the Annual Meeting?
The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 7, 2026.
How many votes can be cast by all stockholders?
There were 155,447,428 shares of our common stock, par value $0.0001 per share, outstanding on April 7, 2026, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. Our Amended and Restated Certificate of Incorporation, or certificate of incorporation, and bylaws do not provide for cumulative voting in the election of directors. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. There were no shares of our preferred stock outstanding as of April 7, 2026.
Who is entitled to vote?
Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”
Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Please note that you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

General Information	8

How do I vote?
If you are a stockholder of record, there are four ways to vote:

◦By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 3, 2026. You will need the control number included on your proxy card.
◦During the Annual Meeting. You may vote during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ABSI2026. You will need the control number included on your proxy card.
◦By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 3, 2026. You will need the control number included on your proxy card.
◦By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received before the start of the Annual Meeting.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.
By Proxy
If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

General Information	9

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.
How do I revoke my proxy?
You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.
How is a quorum reached?
Our Amended and Restated Bylaws, or bylaws, provide that a majority of the shares of common stock entitled to vote, present in person or by remote communication, or represented by proxy, will constitute a quorum at any meeting of stockholders, including the Annual Meeting.
There were 155,447,428 shares of our common stock outstanding and entitled to vote on the record date. Therefore, a quorum will be present if 77,723,715 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the meeting.
Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.
How is the vote counted?
Under our bylaws, any proposal other than an election of directors is decided by a majority of the votes properly cast for and against such proposal, except where a larger vote is required by law or by our certificate of incorporation or bylaws.
If you are a beneficial owner (on the record date your shares were held in “street name” in a brokerage account or by a broker, bank or other nominee), your broker, bank or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank or other nominee, the broker, bank or other nominee will have discretion to vote your shares with respect to certain items. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner has not received voting instructions from the beneficial owner and the nominee cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules.

General Information	10

Proposal No. 1 (election of the Class II directors) is a “non-routine” item. If you are a beneficial owner and you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” Proposal No. 2 (ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026) is considered to be a routine item, so if you are a beneficial owner, your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.
To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes properly cast, meaning that the director nominees receiving the highest number of affirmative votes "FOR" their elections will be elected. Shares voting “withheld” and broker "non-votes" have no effect on the election of directors. While “withheld” votes and broker "non-votes" will have no effect on the election of directors, we have adopted a Director Resignation Policy pursuant to which any nominee for director at the Annual Meeting who receives a greater number of "withheld" votes than "FOR" votes would be required to tender to the board of directors his or her resignation as a director promptly following the certification of the election results. For more information on this policy see the section titled “Corporate Governance-Director Resignation Policy.”
To be approved, Proposal No. 2 must receive the affirmative vote of a majority of the votes properly cast for and against this proposal. Abstentions and broker "non-votes" have no effect on this proposal.
How may stockholders submit matters for consideration at an Annual Meeting?
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received by our corporate secretary no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.
In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2027 must also satisfy the requirements of SEC Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and be received not later than December 22, 2026. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.
To comply with the universal proxy rules adopted by the SEC, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027. Stockholder proposals and the required notice should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
We also encourage you to submit any such proposals and required notices via email to shareholderproposal@absci.com.
How can I find out the results of the voting at the Annual Meeting?
We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

Proposal No. 1	11

Proposal No. 1
Election of Class II Directors
Our board of directors currently consists of seven members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

◦The Class I directors are Frans van Houten and Karen McGinnis, and their terms will expire at the Annual Meeting of stockholders to be held in 2028;
◦The Class II directors are Prof Sir Menelas Pangalos, Ph.D. and Daniel Rabinovitsj, and their terms will expire at the Annual Meeting; and
◦The Class III directors are Sean McClain, Joseph Sirosh, Ph.D. and Mary Szela, and their terms will expire at the Annual Meeting of stockholders to be held in 2027.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.
Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed only for cause and then only by the affirmative vote of the holders of 75% or more of the shares then entitled to vote at an election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office even if less than a quorum.
Our board of directors has nominated each of Prof Sir Menelas Pangalos, Ph.D. and Daniel Rabinovitsj, for election as a Class II director at the Annual Meeting. Prof Sir Pangalos and Mr. Rabinovitsj are currently directors and each has indicated his willingness to continue to serve as a director, if elected. If any nominee becomes unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.
We have adopted a Director Resignation Policy pursuant to which any nominee for director at the Annual Meeting who receives a greater number of "withheld" votes than "FOR" votes would be required to tender to the board of directors his or her resignation as a director promptly following the certification of the election results. For more information on this policy see the section titled “Corporate Governance-Director Resignation Policy.”

Proposal No. 1	12

Nominees for Election as Class II Directors
The following table identifies our director nominees and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2026.

Name	Positions and Offices Held with Absci Corporation	Director Since	Age

Prof Sir Menelas Pangalos, Ph.D.	Director	2024	59
Daniel Rabinovitsj	Director	2022	61

Prof Sir Menelas Pangalos, Ph.D. has served as a member of our board of directors since January 2024. Sir Pangalos also serves as a board member of Biogen Inc. Sir Pangalos previously served as AstraZeneca's Executive Vice-President of R&D BioPharmaceuticals from January 2019 to March 2024 and in various Executive Vice-President roles for AstraZeneca since 2010. Prior to joining AstraZeneca, Sir Pangalos held senior R&D roles, including Senior Vice President, at Pfizer, Wyeth Research and GlaxoSmithKline. In 2019, Sir Pangalos was awarded a knighthood from Her Majesty The Queen of the United Kingdom of Great Britain and Northern Ireland. Sir Pangalos holds Honorary Doctorates from Glasgow University and Imperial College, London, is a Fellow of the Royal Society, the Academy of Medical Sciences, the Royal Society of Biology and Clare Hall, University of Cambridge. Sir Pangalos has taught as a Visiting Professor of Neuroscience at Kings College in the Wolfson Centre for Age-Related Diseases since 2005. Sir Pangalos was also an Adjunct Professor of Neuroscience from 2007 to 2010 at the Institute of Neurological Sciences at Penn University. Sir Pangalos received a Ph.D. in Neurochemistry and undergraduate degree in Biochemistry from the University of London. We believe Sir Pangalos is qualified to serve on our board of directors due to his extensive experience in drug discovery, development, research and R&D operations.

Prof Sir Menelas Pangalos, Ph.D. Director Since 2024 Age 59

Proposal No. 1	13

Daniel Rabinovitsj has served as a member of our board of directors since November 2022. Mr. Rabinovitsj has served as a Vice President of Meta, the parent company of Facebook, and Facebook since August 2018. Previously, Mr. Rabinovitsj served as Chief Operating Officer of Ruckus Wireless, Inc., a global supplier of advanced wireless systems for the mobile Internet infrastructure market, from October 2014 until its acquisition by ARRIS International plc in December 2017. From 2011 to September 2014, Mr. Rabinovitsj served as Senior Vice President of Qualcomm Atheros, Inc.'s wired and wireless networking and small cell infrastructure business. Prior to Qualcomm Atheros, Mr. Rabinovitsj served in a number of executive management positions at companies including Atheros Communications, NXP Semiconductors, ST Ericsson, and Silicon Labs. Mr. Rabinovitsj previously served as a board member of QuickLogic Corporation and a private company developing intellectual property based upon machine learning to improve communication and other systems. Mr. Rabinovitsj received an M.A. in Asian Studies and a B.A. in Philosophy from the University of Texas at Austin. We believe Mr. Rabinovitsj is qualified to serve on our board of directors due to his extensive executive, operations and technical expertise as well as his previous experience serving as a public company board member.

Daniel Rabinovitsj Director Since 2022 Age 61
Vote Required and Board of Directors’ Recommendation
If a quorum is present, the two (2) nominees for Class II directors who receive the most affirmative votes "FOR" (also known as a plurality of the votes properly cast on the election of directors) will be elected. You may vote either FOR both of the nominees, FOR one of the nominees, WITHHOLD your vote from both of the nominees or WITHHOLD your vote from one of the nominees. Votes that are withheld have no effect on the election of directors. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee does not have authority to vote your unvoted shares for the election of directors. As a result, any shares not voted by you will be treated as a broker non-vote. Such broker non-votes will have no effect on the election of directors. (While “withheld” votes and broker "non-votes" will have no effect on the election of directors, we have adopted a Director Resignation Policy pursuant to which any nominee for director at the Annual Meeting who receives a greater number of "withheld" votes than "FOR" votes would be required to tender to the board of directors his or her resignation as a director promptly following the certification of the election results. For more information on this policy, see the section titled “Corporate Governance-Director Resignation Policy.”)
The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if either nominee is unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.
The proposal for the election of directors relates solely to the election of the Class II directors nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Prof Sir Menelas Pangalos, Ph.D. and Daniel Rabinovitsj, as Class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2029.

Proposal No. 1	14

Directors Continuing in Office
The following table identifies our continuing directors and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2026.

Name	Positions and Offices Held with Absci Corporation	Director Since	Class and Year in Which Term Will Expire	Age

Sean McClain	Founder, Chief Executive Officer and Director	2011	Class III—2027	36
Joseph Sirosh, Ph.D.	Director	2022	Class III—2027	57
Mary Szela	Director	2025	Class III—2027	62
Frans van Houten	Director	2023	Class I—2028	65
Karen McGinnis	Director	2020	Class I—2028	59
Class III Directors (Term Expires at 2027 Annual Meeting)

Sean McClain is our Founder and has served as our Chief Executive Officer since August 2011, as a member of our board of directors since the formation of Absci Corporation in October 2020, and a managing member of our predecessor, Absci LLC, since inception. Mr. McClain previously served as a board member for the Oregon Translational Research and Development Institute (OTRADI), a non-profit biosciences-focused incubator, and Life Science Washington, a non-profit trade association. Mr. McClain holds a Bachelor of Science degree in Molecular and Cellular Biology from the University of Arizona. We believe Mr. McClain is qualified to serve on our board of directors due to his experience as our Founder and CEO, strong technical and scientific knowledge, and extensive knowledge of our company and industry.

Sean McClain Director Since 2011 Age 36

Proposal No. 1	15

Joseph Sirosh, Ph.D. has served as a member of our board of directors since January 2022. Dr. Sirosh is currently the CEO and President of CreatorsAGI Inc, and recently served as Vice President of Amazon's Alexa Shopping group from October 2022 to November 2023. Previously, Dr. Sirosh served as the Chief Technology Officer of Compass, Inc. from December 2018 to August 2022 and held various positions at the Microsoft Corporation from July 2013 to December 2018, including Chief Technology Officer of Artificial Intelligence. During his tenure at Microsoft, Dr. Sirosh led product and engineering teams with responsibility for the enterprise database, Big Data, and machine learning products. Prior to Microsoft, Dr. Sirosh served as a Vice President of Technology at Amazon.Com, Inc., from December 2004 to July 2013, where he built the machine learning and Transaction Risk Management teams. Dr. Sirosh holds a B. Tech in Computer Science and Engineering from the Indian Institute of Technology, Madras, and an M.S. in Computer Science and a Ph.D. in Neural Networks from the University of Texas at Austin. We believe that Dr. Sirosh is qualified to serve on our board of directors due to his extensive experience in the fields of artificial intelligence and machine learning.

Joseph Sirosh, Ph.D. Director Since 2022 Age 57

Mary Szela has served as a member of our board of directors since July 2025. Ms. Szela has served as CEO and President of TriSalus Life Sciences since January 2018. Prior to joining TriSalus, Ms. Szela served as CEO of Aegerion Pharmaceuticals, Inc., from 2016 through Aegerion’s merger with QLT Inc. to form Novelion Therapeutics Inc., where, until 2017, she served as CEO. Prior to Novelion, she was CEO of Melinta Therapeutics, leading the company’s revitalization effort and accelerating clinical development of its lead asset for treatment of MRSA (methicillin-resistant Staphylococcus aureus). Previously, Ms. Szela held progressive leadership roles at Abbott Laboratories including President of the company’s $8 billion U.S. pharmaceutical business. She developed global brands such as Humira® and served as Senior Vice President for global strategic marketing and services. Ms. Szela currently serves as a member of the Board of Directors for Kura Oncology, Prometheus Biosciences, Omega Therapeutics and Senda Biosciences. She received both her B.S. in Nursing and her MBA from the University of Illinois at Chicago. We believe Ms. Szela is qualified to serve on our board of directors based on her substantial business, leadership and management experience in the biotechnology sector.

Mary Szela Director Since 2025 Age 62

Proposal No. 1	16

Class I Directors (Term Expires at 2028 Annual Meeting)

Frans van Houten has served as a member of our board of directors since June 2023. Mr. van Houten has also served as an independent director of Novartis AG since February 2017, Castor EDC since May 2023, Synthesis Health Inc. since May 2023 and Affidea Group since January 2024. Mr. van Houten also currently serves as Chair of Graduate Entrepreneur, a start-up venture fund and ecosystem which he co-founded in January 2020. Previously, Mr. van Houten was the Chief Executive Officer and Chair of the Board of Management and Executive Committee of Royal Philips NV from March 2011 until October 2022. Mr. van Houten served as Chief Executive Officer for NXP Semiconductors NV from October 2004 until December 2008 and in various managerial positions at Royal Philips from 1986 until 2004. Mr. van Houten also served as Co-Chair of the World Economic Forum in 2017 and Co-Founder and Co-Chair of the Platform for Accelerating the Circular Economy (PACE). Mr. van Houten received MSc and bachelor's degrees in economics from Erasmus University in Rotterdam. We believe Mr. van Houten is qualified to serve on our board of directors due to his extensive executive, corporate strategy and operations expertise.

Frans van Houten Director Since 2023 Age 65

Karen McGinnis has served as a member of our board of directors since August 2020. Ms. McGinnis has also served as an independent director of Alphatec Holdings, Inc. since June 2019 and iRhythm Holdings, Inc. since July 2025. She previously served as an independent director of Sonendo, Inc. from October 2021 to March 2024, and Biosplice Therapeutics, Inc. from April 2021 until March 2023. Ms. McGinnis was Vice President and Chief Accounting Officer of Illumina, Inc. from November 2017 until her retirement in April 2021. Ms. McGinnis also served as the Chief Executive Officer and President of Mad Catz Interactive Inc. from February 2016 to March 2017, the Chief Financial Officer of Mad Catz Interactive Inc. from June 2013 to February 2016 and served as the Chief Accounting Officer of Cymer, Inc. from November 2009 to June 2013. Previously, Ms. McGinnis served as Chief Accounting Officer for Insight Enterprises, Inc., from September 2006 until March 2009, its Senior Vice President of Finance from 2001 through September 2006 and its Vice President of Finance from 2000 through 2001. From 1997 to 2000, she served as the Chief Financial Officer of Horizon. Prior to Horizon, Ms. McGinnis was employed by KPMG LLP from 1989 to 1997 and served as a Senior Assurance Manager. Ms. McGinnis is a Certified Public Accountant and received a bachelor's degree in accounting from the University of Oklahoma. We believe Ms. McGinnis is qualified to serve on our board of directors due to her extensive executive, accounting and financial expertise.

Karen McGinnis Director Since 2020 Age 59

Proposal No. 1	17

Director Relationships and Independence
There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our current directors and any other person or persons pursuant to which such director is to be selected as a director.
There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.

Proposal No. 2	18

Proposal No. 2
Ratification of the Appointment of Ernst & Young LLP as Absci Corporation's Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026
Absci’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Ernst & Young LLP has served as Absci’s independent registered public accounting firm since 2021.
The audit committee is solely responsible for selecting Absci’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interests of Absci and our stockholders.
A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if the representative desires to do so and to respond to appropriate questions from our stockholders.
We incurred the following fees from Ernst & Young LLP for the audit of the financial statements and for other services provided with respect to the years ended December 31, 2025 and 2024:

	2025 ($)	2024 ($)

Audit fees(1)	905,437	908,350
Audit-Related fees(2)	20,000	—
Tax fees(3)	32,936	41,200
All other fees(4)	—	—
Total fees	958,373	949,550
(1)Audit fees consist of fees billed for the audit of our financial statements included in the annual report, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and fees related to our registration statements and comfort letters.
(2)Audit-related fees in 2025 billed for fees related to the review of our internal controls. There were no audit-related fees in 2024.
(3)Tax fees for 2025 and 2024 consist of fees billed for tax advisory and compliance services, net of recoverable GST.
(4)There were no other fees incurred in 2025 or 2024.

Proposal No. 2	19

Audit Committee Pre-Approval Policy and Procedures
Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.
From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.
During our 2025 and 2024 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.
Vote Required and Board of Directors’ Recommendation
The affirmative vote of a majority of the votes properly cast for and against this proposal is required to ratify the appointment of our independent registered public accounting firm. Abstentions will have no effect on this proposal. If your shares are held in “street name” by a broker, bank or other nominee, your broker, bank or other nominee has authority to vote your unvoted shares held by the firm on this proposal. If your broker, bank or other nominee does not exercise this authority, such broker non-votes will have no effect on this proposal.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as Absci’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Corporate Governance	20

Corporate Governance
Director Nomination Process
Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board of directors, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.
The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by management, recruiters, members of the committee and our board of directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our board of directors are as follows:
◦Nominees should have experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing and the ability to exercise sound business judgment.
◦Nominees should be highly accomplished in the nominee’s field, with superior credentials and recognition.
◦Nominees should be well regarded in the community and have a long-term reputation for the highest personal and professional ethics and integrity.
◦Nominees should have an understanding of the fiduciary responsibilities of a director and a commitment to devote sufficient time and availability to the affairs of the Company, particularly in light of the number of boards of directors on which such nominee may serve.
◦To the extent a nominee serves or has previously served on other boards of directors, the nominee should have a demonstrated history of actively contributing at board meetings.
◦Nominees should have skills and background that are complementary to those of other members of and/or candidates to our board of directors and should be effective in collectively serving the long-term interests of our stockholders.
Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and must include the applicable biographical and background material, including the information required under our bylaws as outlined in the "Stockholder Proposals" section below, to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Corporate Governance	21

Director Independence
Our common stock is listed on The Nasdaq Global Select Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.
Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that all members of the board of directors, except Mr. McClain, are independent directors, including for purposes of applicable Nasdaq and SEC rules. In making such independence determination, our board of directors considered the relationships that each director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with holders of more than 5% of our common stock. We believe the composition and functioning of our board of directors and each of our committees complies with all applicable requirements of Nasdaq and the rules and regulations of the SEC. Mr. McClain is not an independent director under these rules because he is currently employed as our Chief Executive Officer.

Corporate Governance	22

Board Diversity
Our Corporate Governance Guidelines provide that diversity of background and experience should be considered in determining director candidates as well as other factors such as a candidate’s character, judgment, skills, education, expertise and absence of conflicts of interest. However, we do not have a formal policy concerning the diversity of the board of directors. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors that promotes our strategic objectives and fulfills its responsibilities to our stockholders, and considers diversity of gender, race, national origin, education, professional experience, and differences in viewpoints and skills when evaluating proposed director candidates.
Board Committees
Our board of directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that are applicable to us. We intend to comply with future requirements to the extent they become applicable to us.
The full texts of our audit committee charter, compensation committee charter and nominating and corporate governance committee charter are posted on our investor relations website at https://investors.absci.com/corporate-governance/governance-overview.

Corporate Governance	23

Audit Committee
Karen McGinnis, Daniel Rabinovitsj and Frans van Houten serve on the audit committee, which is chaired by Ms. McGinnis. Our board of directors has determined that each of Ms. McGinnis and Messrs. Rabinovitsj and van Houten are “independent” for audit committee purposes as that term is defined in the rules of the SEC and the applicable Nasdaq rules, and that each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has designated each of Ms. McGinnis and Mr. van Houten as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee’s responsibilities include:
◦appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
◦pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
◦reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
◦reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
◦coordinating the oversight and reviewing the adequacy of our internal control over financial reporting and the adequacy of disclosures about changes in internal control over financial reporting and disclosure controls related thereto;
◦establishing procedures for the receipt and retention of accounting-related complaints and concerns;
◦recommending based upon the audit committee's review and discussions with management and our independent registered public accounting firm whether our audited financial statements shall be included in our Annual Report on Form 10-K;
◦monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
◦preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
◦reviewing our policies and procedures for reviewing and approving or ratifying "related person transactions" and recommending any changes thereto to our board of directors, and reviewing all related person transactions and approving all such transactions;
◦reviewing quarterly financial or earnings releases;
◦reviewing and discussing with management items of enterprise risk beyond financial risk and management of financial statements, including, but not limited to, risks associated with privacy, security, cybersecurity, competition, legal, regulatory, hedging and accounting risk exposures; and
◦reviewing and reassessing the adequacy of the audit committee's charter.
The audit committee met a total of four times during 2025.

Corporate Governance	24

Compensation Committee
Daniel Rabinovitsj, Karen McGinnis, and Prof Sir Menelas Pangalos, Ph.D. serve on the compensation committee, which is chaired by Mr. Rabinovitsj. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. The compensation committee’s responsibilities include:
◦reviewing and approving, or upon the request of the board of directors, recommending to the board of directors the corporate goals and objectives relevant to the compensation of our chief executive officer;
◦evaluating the performance of our chief executive officer in light of such corporate goals and objectives and based on such evaluation, determining and approving, or upon the request of the board of directors, recommending to the board of directors, the compensation of our chief executive officer (which determination or recommendation should consider, among other relevant factors, our performance and relative stockholder return, the value of similar incentive awards to chief executive officers at comparable companies, and the awards made by us to our chief executive officer in past years);
◦reviewing and approving, or recommending to the board of directors, any employment, severance, change in control agreements or provisions and special or supplemental benefits for our chief executive officer;
◦reviewing and approving the cash compensation (including severance), incentive compensation plans, equity-based plans, perquisites and other benefits of our other executive officers;
◦reviewing and establishing our overall management compensation, philosophy and policy;
◦overseeing and administering our compensation and similar plans;
◦evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
◦reviewing and approving our policies and procedures for the grant of equity-based awards;
◦reviewing and recommending to the board of directors the compensation of our directors;
◦preparing the compensation committee report and compensation discussion and analysis required by SEC rules, if and when required, to be included in our annual proxy statement;
◦reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters;
◦administering our compensation recovery policy; and
◦reviewing and reassessing the adequacy of the compensation committee’s charter.
The compensation committee met a total of four times during 2025.

Corporate Governance	25

Nominating and Corporate Governance Committee
Frans van Houten and Joseph Sirosh serve on the nominating and corporate governance committee, which is chaired by Mr. van Houten. Dr. Sirosh was appointed to the nominating and corporate governance committee in April 2025. Amrit Nagpal, a former member of our board of directors who resigned on April 25, 2025, previously served on the nominating and corporate governance committee from June 2023 until April 2025. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee’s responsibilities include:
◦developing and recommending to the board of directors criteria for board and committee membership;
◦establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
◦reviewing the composition of the board of directors to ensure that it is composed of members with the appropriate skills and expertise to advise us;
◦identifying individuals qualified to become members of the board of directors;
◦recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
◦developing and recommending to the board of directors a code of business conduct and ethics and a set of corporate governance guidelines;
◦overseeing the evaluation of our board of directors and management;
◦promptly considering a director’s resignation made pursuant to our director resignation policy and making recommendations to the board regarding such tendered resignation;
◦overseeing and coordinating with the board of directors and its other committees the periodic review of corporate responsibility and Environmental, Social and Governance (ESG) matters; and
◦reviewing and reassessing the adequacy of the nominating and corporate governance committee’s charter.
The nominating and corporate governance committee met three times in 2025.
The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and the Chief Executive Officer. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”
Identifying and Evaluating Director Nominees
Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Corporate Governance	26

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee may recommend candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.
Board and Committee Meetings Attendance
The full board of directors met six times during 2025. During 2025, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served on the applicable committee(s)).
Director Attendance at Annual Meeting of Stockholders
Directors are encouraged to attend the Annual Meeting to the extent practicable. Five of our continuing directors attended our 2025 Annual Meeting of stockholders.
Insider Trading Policy and Hedging and Pledging Prohibitions
We have adopted an Insider Trading Policy (a copy of which is filed as an exhibit to our most recent Annual Report on Form 10-K filed with the SEC) and implemented procedures governing the purchase, sale and/or other disposition of our securities by our directors, executive officers, employees and the Company itself, that we believe are reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards.
Our Insider Trading Policy prohibits our executive officers, the members of our board of directors and certain other designated officers, employees and consultants, or collectively, Insiders, from engaging in the sale any of our securities that they do not own at the time of the sale (referred to as a “short sale”) and from buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities. Similarly, we prohibit Insiders from using our securities as collateral in a margin account or pledging any of our securities as collateral for a loan.
In addition, with regard to the Company's trading in its own securities, it is our policy to comply with applicable SEC and Nasdaq rules.

Corporate Governance	27

Compensation Recovery Policy
Our board has adopted a compensation recovery policy, which became effective on August 3, 2023. The compensation recovery policy establishes the circumstances and procedures under which we may recover erroneously awarded incentive-based compensation from our current or former executives in accordance with Nasdaq listing standards and Rule 10D-1 under the Exchange Act. Specifically, we may recover erroneously awarded incentive-based compensation (including cash or equity compensation) from our current or former executive officers under certain circumstances if we are required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws. The policy is administered by our compensation committee. The full text of our compensation recovery policy was included as Exhibit 97.1 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2023.
Code of Business Conduct and Ethics
Our board of directors has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), agents and representatives, including directors and certain consultants. All directors, officers and employees are required to review and sign an acknowledgment regarding the Code of Business Conduct and Ethics. The full text of our Code of Business Conduct and Ethics is posted on our investor relations website at https://investors.absci.com/corporate-governance/governance-overview. If we make any substantive amendments to, or grant any waivers from, the Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.
Board Leadership Structure and Board’s Role in Risk Oversight
Mr. van Houten has served as our chairperson of the board since April 2024, and Mr. McClain is our current Chief Executive Officer; hence the roles of chairperson of the board and the Chief Executive Officer are separated. While our bylaws and corporate governance guidelines do not require that we appoint a separate chairperson or Lead Director and Chief Executive Officer, our board of directors believes that having a Chief Executive Officer and a separate chairperson or Lead Director provides the appropriate leadership structure for us and reflects our commitment to responsible corporate governance. We plan to keep these roles separated for the foreseeable future. We believe that separating these positions allows our Chief Executive Officer to focus on setting the overall strategic direction of the Company, expanding the organization to deliver on our strategy and overseeing our day-to-day business, while allowing the chairperson or Lead Director to lead the board of directors in its fundamental role of providing strategic advice. Our board of directors recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chairperson or Lead Director of the board, particularly as the board of directors’ oversight responsibilities continue to grow.
Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, development and commercialization activities, operations, strategic direction and intellectual property as more fully discussed in the section entitled “Risk Factors” appearing in the 2025 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Corporate Governance	28

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees above and in the charters of each of the committees. The audit committee may recommend on at least an annual basis, and more frequently as appropriate, enterprise risk items that should be brought to the full board of directors for review and discussion of risk mitigation. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairperson of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.
Director Resignation Policy
We have adopted a Director Resignation Policy pursuant to which any nominee for director at the Annual Meeting who receives a greater number of "withheld" votes than "FOR" votes would be required to tender to the board of directors his or her resignation as a director promptly following the certification of the election results. In such case, the nominating and corporate governance committee will promptly consider the director's resignation and recommend to the board whether to accept or reject the tendered resignation or to take other action. Our board of directors will then act on the nominating and corporate governance committee’s recommendation. Promptly following the board’s decision, we would disclose that decision and an explanation of such decision in a filing with the SEC.
Communication with the Directors of Absci Corporation
Any interested party with concerns about the Company may report such concerns to the board of directors or the chairperson of our board of directors, by submitting a written communication to the attention of such persons at the following address:
c/o Absci Corporation
18105 SE Mill Plain Blvd
Vancouver, WA 98683
A copy of any such written communication may also be forwarded to our Corporate Secretary at the address above, and a copy of such communication may be retained for a reasonable period of time. A director may discuss the matters set forth in the communication with legal counsel, with independent advisors, with non-management directors, or with Absci’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.
Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we may receive repetitive or duplicative communications.
The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Absci regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. We have also established a toll-free telephone number for the reporting of such activity, which is 1-855-560-3189.

Director Compensation	29

Director Compensation
Non-Employee Director Compensation Policy
Non-Employee Director Compensation Policy in Effect from March 28, 2024 to December 31, 2025
We have implemented a non-employee director compensation policy designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Under the Amended and Restated Non-Employee Director Compensation Policy that was in effect from March 28, 2024 to December 31, 2025 (the "2024 Director Compensation Policy"), each director who is not an employee was entitled to receive cash compensation, as set forth below:

Annual Retainer ($)

Board of Directors:
Members	40,000
Additional retainer for non-executive chairperson / lead independent director	35,000

Additional Annual Retainer ($)

Audit Committee:
Members (other than chairperson)	10,000
Retainer for chairperson	20,000
Compensation Committee:
Members (other than chairperson)	7,500
Retainer for chairperson	15,000
Nominating and Corporate Governance Committee:
Members (other than chairperson)	5,000
Retainer for chairperson	10,000
Under the 2024 Director Compensation Policy, in addition to the cash compensation described above, upon initial election to our board of directors, each non-employee director was entitled to a stock option award with a Value (as defined below) equal to $350,000 (the “Initial Grant”). The Initial Grant would vest in 36 equal monthly installments over three years from the grant date, subject to continued service as a director through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continued as a non-employee director following such meeting (and who did not receive an Initial Grant at such meeting) was entitled to an award with a Value equal to $175,000 (the “Annual Grant”), with 75% of the Value of the Annual Grant issued in the form of a stock option and 25% of the Value of the Annual Grant issued in the form of restricted stock units. If an individual commenced service as an non-employee director within the twelve (12) months immediately preceding such annual meeting, then the Annual Grant awarded to such non-employee director would be prorated based on the number of whole months that the individual served as a non-employee director prior to the Annual Grant’s grant date during the twelve (12) month period immediately preceding such annual meeting (with any resulting fractional share rounded down to the nearest whole share). The

Director Compensation	30

Annual Grant (and any prorated portion thereof) would vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date. Such awards are subject to full accelerated vesting upon a sale of the Company.
For purposes of the policy, “Value” means with respect to (i) any award of stock options, the grant date fair value of the option (i.e., Black-Scholes Value) determined in accordance with the reasonable assumptions and methodologies employed by us for calculating the fair value of options under FASB ASC Topic 718; and (ii) any award of restricted stock and restricted stock units, the product of (A) the closing market price on the Nasdaq Global Select Market (or such other market on which our common stock is then principally listed) of a share of our common stock on the effective date of grant and (B) the aggregate number of shares pursuant to such award.
Non-Employee Director Compensation Policy in Effect Starting January 1, 2026
At the recommendation of our compensation committee, our board of directors approved an Amended and Restated Non-Employee Director Compensation Policy on December 4, 2025 (the "2026 Director Compensation Policy), which became effective on January 1, 2026. Under the 2026 Director Compensation Policy, each director who is not an employee is entitled to receive cash compensation, as set forth below:

Annual Retainer ($)

Board of Directors:
Members	45,000
Additional retainer for non-executive chairperson / lead independent director	35,000

Additional Annual Retainer ($)

Audit Committee:
Members (other than chairperson)	10,000
Retainer for chairperson	20,000
Compensation Committee:
Members (other than chairperson)	7,500
Retainer for chairperson	15,000
Nominating and Corporate Governance Committee:
Members (other than chairperson)	5,000
Retainer for chairperson	10,000
Under the 2026 Director Compensation Policy, in addition to the cash compensation described above, upon initial election to our board of directors, each non-employee director will be granted a stock option award with a Value equal to $450,000 (the “2026 Policy Initial Grant”). The 2026 Policy Initial Grant will vest in 36 equal monthly installments over three years from the grant date, subject to continued service as a director through the applicable vesting date. Furthermore, on the date of each annual meeting of stockholders, each non-employee director who continues as a non-employee director following such meeting (and who does not receive a 2026 Policy Initial Grant at such meeting) will be granted an award with a Value equal to $225,000 (the “2026 Policy Annual Grant”), with 75% of the Value of the 2026 Policy Annual Grant to be issued in the form of a stock option and 25% of the Value of the 2026 Policy Annual

Director Compensation	31

Grant to be issued in the form of restricted stock units. If an individual commenced service as an non-employee director within the twelve (12) months immediately preceding such annual meeting, then the 2026 Policy Annual Grant awarded to such non-employee director will be prorated based on the number of whole months that the individual served as a non-employee director prior to the 2026 Policy Annual Grant’s grant date during the twelve (12) month period immediately preceding such annual meeting (with any resulting fractional share rounded down to the nearest whole share). The 2026 Policy Annual Grant (and any prorated portion thereof) will vest in full on the earlier of (i) the first anniversary of the grant date or (ii) our next annual meeting of stockholders, subject to continued service as a director through the applicable vesting date. Such awards are subject to full accelerated vesting upon a sale of the Company.
Pursuant to our 2026 Director Compensation Policy (as well as our 2024 Director Compensation Policy), we also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the board of directors and committees thereof.
Furthermore, pursuant to the terms of our 2026 Director Compensation Policy (as well as our 2024 Director Compensation Policy) and our 2021 Stock Option and Incentive Plan, as amended from time to time (the “2021 Plan”), the value of all equity awards granted under the 2021 Plan and all other cash compensation paid by us to any non-employee director for service as a non-employee director in any calendar year shall not exceed (i) $1,250,000 in the first calendar year an individual becomes a non-employee director and (ii) $1,000,000 in any other calendar year.
The following table presents the total compensation for each of our non-employee directors who served as a member of our board of directors during the fiscal year ended December 31, 2025. Mr. McClain, who is our Chief Executive Officer, did not receive any additional compensation for his services as a director. The compensation received by Mr. McClain as a named executive officer of the Company is presented in the “2025 Summary Compensation Table” in the “Executive Compensation” section below. Other than as set forth in the following table and described more fully in this section, we did not pay any cash compensation to, grant any equity or non-equity awards to, or reimburse any expenses of any of our non-employee directors in 2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(1)	All Other Compensation ($)	Total ($)

Karen McGinnis(2)	67,500	43,645	128,952	—	240,097
Amrit Nagpal(3)	14,375	—	—	—	14,375
Sir Menelas Pangalos, Ph.D.(4)	47,500	43,645	128,952	25,500	245,597
Daniel Rabinovitsj(5)	65,000	43,645	128,952	—	237,597
Joseph Sirosh(6)	43,417	43,645	128,952	—	216,014
Mary Szela(7)	19,247	—	348,294	—	367,541
Frans van Houten(8)	95,000	43,645	128,952	1,437	269,034
(1)The amounts reported represent the aggregate grant date fair value of the restricted stock units or stock options, as applicable, granted to our directors during the 2025 fiscal year, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the restricted stock units or stock options, as applicable, reported in this column are set forth in note 13 of our financial statements included in the 2025 Annual Report. The amounts reported in this column reflect the accounting cost for these restricted stock units or stock options, as applicable, and do not correspond to the actual economic value that may be received by our directors upon the vesting, settlement or exercise of the equity awards, as applicable, or any sale of the underlying shares of common stock.
(2)As of December 31, 2025, Ms. McGinnis held options to purchase an aggregate of 350,170 shares of common stock, including options to purchase 57,400 shares of common stock granted in June 2025 as an annual grant, and held 14,500 restricted stock units granted in June 2025 as an annual grant.

Director Compensation	32

(3)As of December 31, 2025, Mr. Nagpal did not hold any options to purchase shares of common stock or any restricted stock units. Mr. Nagpal resigned from our board of directors, effective April 25, 2025.
(4)As of December 31, 2025, Dr. Pangalos held options to purchase an aggregate of 197,614 shares of common stock, including options to purchase 57,400 shares granted in June 2025 as an annual grant in connection with serving on our Board of Directors, and held 14,500 restricted stock units granted in June 2025 as an annual grant in connection with serving on our Board of Directors. All other compensation amount consists of cash paid for services on our Scientific Advisory Board.
(5)As of December 31, 2025, Mr. Rabinovitsj held options to purchase an aggregate of 182,049 shares of common stock, including options to purchase 57,400 shares of common stock granted in June 2025 as an annual grant, and held 14,500 restricted stock units granted in June 2025 as an annual grant.
(6)As of December 31, 2025, Dr. Sirosh held options to purchase an aggregate of 203,912 shares of common stock, including options to purchase 57,400 shares of common stock granted in June 2025 as an annual grant, and held 14,500 restricted stock units granted in June 2025 as an annual grant.
(7)Mary Szela was appointed to our Board of Directors on July 7, 2025. As of December 31, 2025, Ms. Szela held options to purchase an aggregate of 178,400 shares of common stock granted as an initial grant upon her appointment to the Board of Directors.
(8)As of December 31, 2025, Mr. van Houten held options to purchase an aggregate of 199,874 shares of common stock, including options to purchase 57,400 shares of common stock granted in June 2024 as an annual grant, and held 14,500 restricted stock units granted in June 2024 as an annual grant. All other compensation amount consists of cash paid to a third party tax service provider on behalf of Mr. van Houten for tax filings required in the United States.
Agreements with Non-Employee Directors
Scientific Advisory Board Agreements with Sir Menelas Pangalos, Ph.D.
On January 1, 2024, we entered into an advisor agreement with our director, Sir Menelas Pangalos, Ph.D., pursuant to which Dr. Pangalos served as a consultant to us and as a member of our Scientific Advisory Board (the "2024 Pangalos SAB Agreement"). As consideration for such services, Dr. Pangalos was entitled to receive a cash retainer in the amount of $25,500 per year, payable quarterly in arrears and prorated for any partial calendar quarter of services, and was granted a non-qualified stock option to purchase 18,900 shares of our common stock (the "SAB Option"). The SAB Option vested in equal monthly installments over a period of two (2) years from January 1, 2024, subject to Dr. Pangalos' continued service with us and subject to the terms and conditions of the 2021 Plan. The 2024 Pangalos SAB Agreement also provided for reimbursement of reasonable travel and out-of-pocket expenses incurred in connection with Dr. Pangalos’ performance of services at our request that are pre-approved by us. The 2024 Pangalos SAB Agreement had a term of two (2) years, subject to earlier termination by either party for convenience upon at least thirty (30) days' prior written notice, or immediately upon notice in the event of a breach of the agreement by the other party. Pursuant to the 2024 Pangalos SAB Agreement, Dr. Pangalos is subject to certain standard assignment of intellectual property and confidentiality covenants, as well as independent contractor covenants.
On January 1, 2026, upon the expiration of the 2024 Pangalos SAB Agreement, we entered into a new advisor agreement with Dr. Pangalos, pursuant to which Dr. Pangalos serves as a consultant to us and as a member of our Scientific Advisory Board (the "2026 Pangalos SAB Agreement"). As consideration for such services, Dr. Pangalos is entitled to receive a cash retainer in the amount of $25,500 per year, payable quarterly in arrears and prorated for any partial calendar quarter of services, and was granted (i) a non-qualified stock option to purchase 22,800 shares of our common stock (the "2026 SAB Option") and (ii) an award of 5,800 restricted stock units (the "2026 SAB RSUs"). The 2026 SAB Option and the 2026 SAB RSUs each vests in equal monthly installments over a period of one (1) year from January 1, 2026, subject to Dr. Pangalos' continued service with us and subject to the terms and conditions of the 2021 Plan. The 2026 Pangalos SAB Agreement also provides for reimbursement of reasonable travel and out-of-pocket expenses incurred in connection with Dr. Pangalos’ performance of services at our request that are pre-approved by us. The 2026 Pangalos SAB Agreement has a term of one (1) year, subject to earlier termination by either party for convenience upon at least thirty (30) days' prior written notice, or immediately upon notice in the event of a breach of the agreement by the other party. Pursuant to the 2026 Pangalos SAB Agreement, Dr. Pangalos is subject to certain standard assignment of intellectual property and confidentiality covenants, as well as independent contractor covenants.

Executive Officers	33

Executive Officers
The following table identifies our executive officers and sets forth their current positions at Absci and their ages as of April 1, 2026.

Name	Positions Held with Absci Corporation	Officer Since	Age

Sean McClain	Founder, Chief Executive Officer and Director	2011	36
Zachariah Jonasson, Ph.D.	Chief Financial Officer and Chief Business Officer	2023	53
Shelby Walker, J.D.	Chief Legal Officer	2024	51
Ransi Somaratne, M.D., FACC, MBA	Chief Medical Officer	2026	60
You should refer to “Class III Directors” above for information about our Founder, Chief Executive Officer and Director, Sean McClain. Biographical information for our other executive officers as of April 1, 2026 is set forth below.

Executive Officers	34

Zachariah Jonasson, Ph.D. has served as our Chief Financial Officer and Chief Business Officer since August 31, 2023. Prior to serving in these roles, Dr. Jonasson served as an independent member of our board of directors from October 2020 to December 2023 and on the board of directors of Absci LLC, the Company's predecessor, from April 2016 to October 2020. Previously, Dr. Jonasson served as Managing General Partner of Phoenix Venture Partners LLC (PVP), a venture capital firm based in San Mateo, CA that he co-founded in August 2010 and as Managing General Partner of Convergent Ventures, a seed-stage venture capital firm based in San Francisco, CA that he co-founded in April 2023. He currently serves as an Advisor to Convergent Ventures. Dr. Jonasson previously served as a director on the boards of L7 Informatics, Inc., Micropore, Inc., Xandar Kardian, Inc., Green Theme Technologies, Inc., and Crop Enhancement, Inc. until his departure from PVP on August 31, 2023. He previously served on the board of the Oregon Translational Research and Development Institute (OTRADI) and Oregon Bioscience Incubator (OBI) and has previously served on the Commercialization Council of the Oregon Nanoscience and Microtechnologies Institute (ONAMI), the Advisory Board for the Oregon Innovation Cluster (OIC), and the Advisory Board of the Life Sciences Institute at the University of British Columbia. Previously, Dr. Jonasson was a co-founder and Chief Executive Officer Comera Life Sciences Holdings, Inc. (Nasdaq: CMRA, previously named ReForm Biologics, LLC) and a co-founder and VP of Business Development of Crop Enhancement, LLC. Earlier in his career, Dr. Jonasson was a General Partner and Kauffman Fellow at Seaflower Ventures, an early-stage venture capital firm investing in the biotechnology sector. Dr. Jonasson earned a Bachelor of Science from Georgetown University in the Honors Program in 1995 and an A.M. and Ph.D. from Harvard University in 2000 and 2003, respectively, where he was a Sackler Scholar. He has cotaught a marketing course at Harvard Business School as well as served as a Teaching Fellow at Harvard University. Prior to graduate school, Dr. Jonasson was a Research Associate at the Board of Governors of the Federal Reserve System.

Zachariah Jonasson, Ph.D. Officer Since 2023 Age 53

Executive Officers	35

Shelby Walker, JD, has served as our Chief Legal Officer since June 2024. She leads our legal team and oversees our legal affairs, business transactions, intellectual property, risk management, and compliance. Prior to joining us, Ms. Walker served as General Counsel and Corporate Secretary of Korro Bio, Inc. (Nasdaq: KRRO) from May 2023 to June 2024. Previously, she held senior leadership roles as Senior Vice President, Intellectual Property at CRISPR Therapeutics (Nasdaq: CRSP) from March 2018 to April 2023 and General Counsel at Ginkgo Bioworks, Inc. from May 2016 to March 2018. Ms. Walker holds a JD and LLM from UNH Franklin Pierce School of Law, dual MS degrees in Bioscience Regulatory Affairs and Biotechnology from Johns Hopkins University, and a BS degree in Biotechnology from Worcester Polytechnic Institute.

Shelby Walker, JD Officer Since 2024 Age 51

Dr. Ransi Somaratne is a physician-scientist and seasoned biopharmaceutical executive with deep expertise in clinical development spanning cardiology, rare disease, and beyond. As Chief Medical Officer, he leads the clinical development strategy and execution for Absci's pipeline of AI-designed therapeutics. Dr. Somaratne joins Absci from Vertex Pharmaceuticals, where he served as Senior Vice President of Clinical Development and Translational Medicine, overseeing clinical programs across Phases 1-4. Prior to Vertex, he served as Chief Medical Officer at several clinical-stage biotechnology companies, leading programs in sepsis, acute respiratory distress syndrome, immune-mediated diseases, and mitochondrial therapies for neuromuscular disorders. Earlier in his career, he held scientific leadership roles at BioMarin Pharmaceutical and Amgen, where he contributed to multiple landmark programs including the Hemophilia A gene therapy Roctavian, the PCSK9 inhibitor Repatha, and Journavx, the first NaV1.8 inhibitor approved for moderate to severe acute pain. A cardiologist and internist by training, Dr. Somaratne has co-authored more than 30 papers in peer-reviewed journals including the New England Journal of Medicine and JAMA. He earned his M.D. from Albany Medical College and his M.B.A. from the University of North Carolina at Chapel Hill.

Ransi Somaratne, M.D., FACC, MBA Officer Since 2026 Age 60
There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

Executive Compensation	36

Executive Compensation
Our named executive officers for the year ended December 31, 2025 are:
◦Sean McClain, our President, Founder and Chief Executive Officer;
◦Zachariah Jonasson, Ph.D., our Chief Financial Officer and Chief Business Officer; and
◦Andreas Busch, Ph.D., our Chief Innovation Officer.
2025 Summary Compensation Table
The following table presents the compensation awarded to, earned by or paid to each of our named executive officers for the years indicated.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)

Sean McClain President, Founder and Chief Executive Officer	2025	689,936	—	650,484	1,959,630	372,565	14,000	3,686,615
	2024	660,400	—	6,292,050	2,424,498	396,240	13,800	9,786,988

Zachariah Jonasson, Ph.D. Chief Financial Officer and Chief Business Officer	2025	553,453	—	650,484	839,804	249,054	14,000	2,306,795
	2024	533,000	—	501,644	1,517,907	266,500	13,800	2,832,851

Andreas Busch, Ph.D. Chief Innovation Officer*	2025	712,797	—	81,054	239,422	384,910	142,954	1,561,137
	2024	654,095	—	365,750	1,106,612	392,457	125,506	2,644,420

* Amounts reflected above for Dr. Busch have been converted from Swiss Franc to US Dollar using an average exchange rate of (i) 1.21 USD to 1 CHF for 2025 and (ii) 1.14 USD to 1 CHF for 2024.
(1)The amounts reported represent the aggregate grant date fair value of the restricted stock units or stock options, as applicable, granted to our named executive officers, calculated in accordance with FASB ASC Topic 718. Such grant date fair values do not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the restricted stock units or stock options, as applicable, reported in these columns are set forth in note 13 of our financial statements included in the 2025 Annual Report. The amount reported as Mr. McClain's 2024 stock awards include performance-based restricted stock units which vest upon certain market-based conditions and is determined using a Monte Carlo simulation valuation method with a grant date fair value of $5,491,250. The amount reported as Dr. Jonasson's 2025 stock awards include the grant date fair value of both time-based restricted stock units and performance-based restricted stock units. The vesting of the performance-based restricted stock units was subject to the achievement of certain performance conditions, and such grant date fair value is based on the probable outcome of such objectives. The grant date fair value of Dr. Jonasson’s 2025 performance-based restricted stock units, based on maximum achievement of such objectives was $371,754. The amounts reported in these columns reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by our named executive officers upon the vesting, settlement or exercise of the equity awards, as applicable, or any sale of the underlying shares of common stock.

Executive Compensation	37

(2)The amounts reported reflect the cash incentive compensation determined by our compensation committee based on achievement of certain business development, research and development, operational and financial metrics related to our corporate objectives as specified by our board of directors.
(3)Amounts reported for 2025 reflect for (i) Mr. McClain, amounts for 401(k) matching contributions, (ii) Dr. Jonasson, amounts for 401(k) matching contributions and (iii) Dr. Busch, contributions made to Swiss pension and insurance benefits (including both contributions required by applicable Swiss law and those above the compulsory level).
Narrative to 2025 Summary Compensation Table
Our compensation committee reviews compensation annually for our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executive officers, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our executives to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonuses and long-term incentives.
Our compensation committee also reviews our employee compensation philosophy and approves salary increase budgets for the entire company and equity award guidelines for all employees.
Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer (or, in the case of our Chief Executive Officer, upon the request of our board of directors, recommends the compensation of our Chief Executive Officer to the board of directors). Our compensation committee may delegate certain authorities to one or more officers of the Company, including the delegation of the authority to make certain equity award grants under our 2021 Plan (other than grants to individuals who are subject to Section 16 of the Exchange Act or individuals to whom the authority to approve grants has been delegated), within specified limits approved by the compensation committee. Since January 2022, the compensation committee has delegated such authority to our Chief Executive Officer.
Our compensation committee also has the authority to engage the services of consulting firms or other outside advisors to assist it in designing our executive compensation programs and in making compensation decisions. The compensation committee retained the services of Aon’s Human Capital Solutions practice, a division of Aon plc (“Aon”) as its external compensation consultant to advise on executive and director compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for our executive officers and members of our board of directors. During 2025, Aon did not provide additional services to the Company in excess of $120,000. Aon reports directly to our compensation committee for matters relating to executive compensation. Our compensation committee assessed Aon's independence, taking into account, among other things, the factors set forth in the Nasdaq listing standards, and concluded that the engagement of such consultant did not raise any conflict of interest.
Base Salaries
During 2025, the annual base salaries for Mr. McClain, Dr. Jonasson, and Dr. Busch were $694,387, $557,024, and 593,485 CHF, respectively, as of March 1, 2025 and $667,680, $535,600, and 577,320 CHF, respectively, for January 1, 2025 through February 28, 2025. Our compensation committee reviews the base salaries of our executive officers, including our named executive officers, from time to time and makes adjustments (or, in the case of our Chief Executive Officer, upon the request of our board of directors, may recommend adjustments for approval by the board of directors) as it determines to be reasonable and necessary to reflect the scope of the executive officer’s performance, contributions, responsibilities, experience, prior salary level, position (in the case of a promotion) and market conditions, including base salary amounts relative to similarly situated executive officers at peer group companies. On February 5, 2026, the compensation committee approved an increase in the base salaries for Mr.

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McClain and Dr. Jonasson to $722,163 and $579,305, respectively as of March 1, 2026. Effective March 31, 2026, Dr. Busch retired from his position as Chief Innovation Officer. Due to Dr. Busch's retirement, the compensation committee did not approve an increase in Dr. Busch's base salary as of March 1, 2026.
Cash Incentive Compensation
Our board of directors has adopted the Senior Executive Cash Incentive Bonus Plan (the “Bonus Plan”). The Bonus Plan provides for annual cash bonus payments based upon corporate and individual performance targets established by our compensation committee. The payment targets will be related to financial and operational measures or objectives with respect to our Company (the “Corporate Performance Goals”), as well as individual performance objectives.
Our compensation committee may select Corporate Performance Goals from among the following: research and development, publication, clinical and/or regulatory milestones; cash flow (including, but not limited to, operating cash flow and free cash flow); revenue; corporate revenue; earnings before interest, taxes, depreciation and amortization; net income (loss) (either before or after interest, taxes, depreciation and/or amortization); changes in the market price of our common stock; economic value-added; acquisitions or strategic transactions, including collaborations, joint ventures or promotion arrangements; operating income (loss); return on capital, assets, equity, or investment; stockholder returns; return on sales; gross or net profit levels; productivity; expense efficiency; margins; operating efficiency; customer satisfaction; working capital; earnings (loss) per share of our common stock; bookings, new bookings or renewals; sales or market shares; number of customers, number of new customers or customer references; operating income and/or net annual recurring revenue; or any other performance goal as selected by the compensation committee, any of which may be measured in absolute terms, as compared to any incremental increase, in terms of growth, or as compared to results of a peer group, against the market as a whole, compared to applicable market indices and/or measured on a pre-tax or post-tax basis.
Each executive officer who is selected to participate in the Bonus Plan will have a target bonus opportunity set for each performance period. The bonus formulas will be adopted in each performance period by the compensation committee and communicated to each executive. The Corporate Performance Goals will be measured at the end of each performance period after our financial reports have been published or such other appropriate time as the compensation committee determines. If the Corporate Performance Goals and individual performance objectives are met, payments will be made as soon as practicable following the end of each performance period, but not later than 74 days after the end of the fiscal year in which such performance period ends. Subject to the rights contained in any agreement between the executive officer and us, an executive officer shall be required to be employed by us on the bonus payment date to be eligible to receive a bonus payment. The Bonus Plan also permits the compensation committee to approve additional bonuses to executive officers in its sole discretion.
During 2025, the target annual bonuses for Mr. McClain, Dr. Jonasson, and Dr. Busch were 60%, 50%, and 60%, respectively, of the applicable named executive officer’s annual base salary.
In the fourth quarter of 2025, the compensation committee evaluated our achievement of the 2025 Corporate Performance Goals, considering the extent to which we had achieved each goal, the weighting established for each goal, management’s self-assessment, and overall corporate performance for the fiscal year. The compensation committee determined that we achieved meaningful corporate goals for the fiscal year ended December 31, 2025. Thereafter, the compensation committee recommended to the board of directors the foregoing, including the approval of 90% achievement of the Corporate Performance Goals for 2025, and the board of directors accepted that recommendation. The performance goals were weighted and focused on pipeline development, establishing collaborations with strategic partners, research and development milestones, AI platform development and meeting certain cash flow objectives.

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Equity Compensation
We have generally granted stock options and restricted stock units, to our employees, including our named executive officers, in connection with their employment with us. During the fiscal year ended December 31, 2025, we granted stock options and restricted stock units to our named executive officers, as described in more detail in the “Outstanding Equity Awards at Fiscal 2025 Year-End” table below.
Equity Grant Timing
We have adopted an Equity Award Grant Policy that sets forth the process and timing for us to follow when we grant equity awards for shares of our common stock to our individual service providers, including our officers and employees. Effective in February 2025, we amended the policy to also apply to our consultants. Pursuant to the policy (both pre and post amendment and restatement), all grants of equity awards must be approved in advance by our Board of Directors, the Compensation Committee or, subject to the delegation requirements in the policy, our CEO. The equity award granting authority delegated to our CEO applies to employees at the vice president level and below who are not (and are not reasonably expected to be upon hiring) officers (as defined in Section 16 of the Exchange Act and Rule 16a-1 promulgated thereunder) and to equity awards within the specific ranges and subject to a maximum annual aggregate amount as may be set forth in the policy, as approved by the Compensation Committee from time to time.
Generally, equity awards are granted on the following regularly scheduled basis as set forth in the policy (both pre and post amendment and restatement):
◦Equity awards granted in connection with the hiring of a new employee or the promotion of an existing employee or the engagement of a new consultant are effective on the first trading day of the month following the later of (i) the date on which such individual's employment or consulting term begins or promotion occurs or (ii) the date on which such award is approved by our board of directors, the compensation committee or, subject to the delegation requirements in the policy, our CEO.
◦Equity awards granted to existing employees or consultants in connection with annual grants will generally be granted, if at all, on an annual basis effective upon the first trading day of the month following the date on which the grant is approved by our board of directors, the compensation committee or, subject to the delegation requirements in the policy, our CEO.
◦Equity awards granted to existing employees or consultants in connection with special grants will generally be granted, if at all, on a periodic basis and shall become effective upon the date approved by our board of directors or the compensation committee or, subject to the delegation requirements in the policy, our CEO.
We do not time our equity award grants either to take advantage of a depressed stock price, or an anticipated increase in stock price, and we have limited the amount of discretion that can be exercised in connection with the timing of equity award grants. We also do not time the release of material nonpublic information based on equity award grant dates. Furthermore, during 2025, we did not grant stock options to any of our named executive officers during any period beginning four business days before and ending one business day after the filing or furnishing of a Form 10-Q, 10-K or 8-K that discloses material nonpublic information.
Perquisites or Personal Benefits
We do not provide significant perquisites or personal benefits to our employees with an aggregate value equal to or greater than $10,000 per year.

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Retirement Benefits and Other Compensation
We maintain a tax-qualified retirement plan that provides all regular, eligible US-based employees with an opportunity to save for retirement on a tax-advantaged basis. All full-time and part-time employees become eligible following one month of service. Under our 401(k) plan, participants may elect to defer a portion of their compensation on a pre-tax basis or after tax (Roth) basis, subject to applicable annual limits under the Internal Revenue Code of 1986, as amended (the "Code"). Employee contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employee elective deferrals are 100% vested at all times. As a U.S. tax-qualified retirement plan, pre-tax contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan and all contributions are deductible by us when made, and earnings on Roth contributions are not taxable when distributed from the 401(k) Plan. We make safe-harbor match contributions of 100% of the first 3% and 50% of the next 2% of each participant’s eligible compensation, which contributions are 100% vested when made. Discretionary employer matching contributions and nonelective contributions, if made, and any earnings thereon, will vest under a six-year graded vesting schedule.
We also maintain a pension plan for our Swiss-based employees, which provides pension and disability benefits that are above the compulsory level required by applicable Swiss law. Swiss-based employees do not participate in our US-based health insurance and group life insurance, disability, or 401(k) plans.

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Executive Employment Arrangements
We have entered into an employment agreement with each of the named executive officers in connection with his or her employment with us, which set forth the terms and conditions of his or her employment. Each named executive officer has also entered into our standard proprietary information and inventions agreement.
Employment Agreements with Our Named Executive Officers
Sean McClain
In July 2021, we entered into an employment agreement with Mr. McClain, who currently serves as our Chief Executive Officer. The employment agreement provides for an initial annual base salary, an initial annual target bonus and eligibility to participate in our benefit plans generally. The employment agreement also provides that the Company will cause Mr. McClain to be nominated for election to our board of directors and to be recommended to our stockholders for election to our board of directors so long as Mr. McClain serves as our Chief Executive Officer. Mr. McClain is also entitled to reimbursement for all reasonable business expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect and established by us for our executive officers.
Under Mr. McClain’s employment agreement, in the event that Mr. McClain’s employment is terminated by us without “cause” and does not result from Mr. McClain’s death or disability, or Mr. McClain resigns for “good reason” (as such terms are defined in the employment agreement) outside of the period that is on or within 12 months after the occurrence of the first event constituting a "change in control" (as defined in the employment agreement and, such period, the "change in control period"), subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor and, in the Company’s sole discretion, a one-year post-employment noncompetition agreement, he will be entitled to receive (i) an amount equal to 12 months of his base salary, payable in substantially equal installments over 12 months following his termination, provided, however, if Mr. McClain is entitled to "garden leave pay" (as defined in the employment agreement) pursuant to the restrictive covenant agreement, his base salary severance shall be reduced by the amount of garden leave pay; and (ii) if Mr. McClain is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of the monthly employer contribution that the Company would have made to provide health insurance to Mr. McClain if he remained an active employee, until the earliest of (A) the 12 month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA.
The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Mr. McClain’s employment is terminated by us without cause or Mr. McClain’s resigns for good reason, in either case within the change in control period, subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 18 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus 1.5 times his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher), provided that, the foregoing amounts shall be reduced by the amount of the garden leave pay, if applicable; and (ii) if Mr. McClain is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of the monthly employer contribution that the Company would have made to provide health insurance to Mr. McClain if he remained an active employee, until the earliest of (A) the 18-month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA.
The employment agreement also provides that with respect to any of Mr. McClain’s equity awards that were not then subject to single trigger vesting acceleration, in the event Mr. McClain’s employment is terminated by us without cause or Mr. McClain resigns for good reason, in either case within the change in control period, then any outstanding equity awards subject solely to time-based vesting shall immediately accelerate and become fully vested and exercisable or nonforfeitable on the date of termination.

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Zachariah Jonasson
In August 2023, we entered into an employment agreement with Dr. Jonasson, who currently serves as our Chief Financial Officer and Chief Business Officer. The employment agreement provides for an initial annual base salary, an initial annual target bonus and eligibility to participate in our benefit plans generally. Dr. Jonasson is also entitled to reimbursement for all reasonable business expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect and established by us for our executive officers.
Under Dr. Jonasson’s employment agreement, in the event that Dr. Jonasson’s employment is terminated by us without “cause” and does not result from Dr. Jonasson’s death or disability, or Dr. Jonasson resigns for “good reason” (as such terms are defined in the employment agreement) outside a change in control period, subject to the execution and effectiveness of a separation agreement, including a general release of claims in our favor and, in the Company’s sole discretion, a one-year post-employment noncompetition agreement, he will be entitled to receive (i) an amount equal to nine months of his base salary, payable in substantially equal installments over nine months following his termination, provided, however, if Dr. Jonasson is entitled to “garden leave pay” (as defined in the employment agreement) pursuant to the restrictive covenant agreement, his base salary severance shall be reduced by the amount of garden leave pay; and (ii) if Dr. Jonasson is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of the monthly employer contribution that the Company would have made to provide health insurance to Dr. Jonasson if he remained an active employee, until the earliest of (A) the nine month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA. The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Jonasson’s employment is terminated by us without cause or Dr. Jonasson resigns for good reason, in either case within the change in control period, subject to the execution and effectiveness of a general release of claims in our favor, he will be entitled to receive (i) a lump sum cash payment equal to 12 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus one times his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher), provided that, the foregoing amounts shall be reduced by the amount of the garden leave pay, if applicable; and (ii) if Dr. Jonasson is participating in our group health plans immediately prior to his termination and elects COBRA health continuation, continuation of the monthly employer contribution that the Company would have made to provide health insurance to Dr. Jonasson if he remained an active employee, until the earliest of (A) the 12-month anniversary of his termination; (B) his eligibility for group medical plan benefits under any other employer’s group medical plan; or (C) the cessation of his continuation rights under COBRA.
The employment agreement also provides that, in the event Dr. Jonasson’s employment is terminated by us without cause or Dr. Jonasson resigns for good reason, in either case within the change in control period, then any outstanding equity awards subject solely to time-based vesting shall immediately accelerate and become fully vested and exercisable or nonforfeitable on the date of termination.

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Andreas Busch
In September 2022, we entered into an employment agreement with Dr. Busch, who currently serves as our Chief Innovation Officer, through our wholly-owned subsidiary, Absci GmbH. The employment agreement provides for an initial annual base salary, an initial annual target bonus, a sign on bonus and a maximum monthly allowance of CHF 350 for participation in Swiss health insurance. Dr. Busch is also entitled to reimbursement for all reasonable business expenses incurred during the term of his employment, in accordance with the policies and procedures then in effect and established by us for our executive officers. Dr. Busch is a participant in our Swiss-based pension and disability insurance plans, which provide pension and disability benefits that are above the compulsory level required by applicable Swiss law.
Under Dr. Busch’s employment agreement, in the event that Dr. Busch’s employment is terminated by us without “cause” and does not result from Dr. Busch’s death or disability, or Dr. Busch resigns for “good reason” (as such terms are defined in the employment agreement) outside a change in control period, subject to the execution and effectiveness of a separation agreement and a release of claims in a form and manner satisfactory to the Company and, in the Company’s sole discretion, a one-year post-employment noncompetition agreement, he will be entitled to receive an amount equal to nine months of his base salary, payable in substantially equal installments over nine months following his termination.
The employment agreement also provides that, in lieu of the payments and benefits described above, in the event that Dr. Busch’s employment is terminated by us without cause or Dr. Busch resigns for good reason, in either case within the change in control period, subject to the execution and return to the Company, in the course of the second month after the end of Dr. Busch's employment, a general release of claims, he will be entitled to receive a lump sum cash payment equal to 12 months of his then-current base salary (or his base salary in effect immediately prior to the change in control, if higher) plus one times his annual target bonus for the then-current year (or the annual target bonus in effect immediately prior to the change in control, if higher).
Effective March 31, 2026, Dr. Busch retired from his position as Chief Innovation Officer. In connection with his retirement, Dr. Busch entered into an arrangement with the Company, pursuant to which he will serve as a consultant to us and as a member of our Scientific Advisory Board (the "2026 Busch SAB Agreement"). As consideration for such services, Dr. Busch is entitled to receive a cash retainer in the amount of $25,500 per year, payable quarterly in arrears and prorated for any partial calendar quarter of services, and was granted (i) a non-qualified stock option to purchase 22,800 shares of our common stock (the "2026 Busch SAB Option") and (ii) an award of 5,800 restricted stock units (the "2026 Busch SAB RSUs"). The 2026 Busch SAB Option and the 2026 Busch SAB RSUs each vests in equal monthly installments over a period of two (2) years from April 3, 2026, subject to Dr. Busch's' continued service with us and subject to the terms and conditions of the 2021 Plan. The 2026 Busch SAB Agreement also provides for reimbursement of reasonable travel and out-of-pocket expenses incurred in connection with Dr. Busch’s performance of services at our request that are pre-approved by us. The 2026 Busch SAB Agreement has a term of two (2) years, subject to earlier termination by either party for convenience upon at least thirty (30) days' prior written notice, or immediately upon notice in the event of a breach of the agreement by the other party. Pursuant to the 2026 Busch SAB Agreement, Dr. Busch is subject to certain standard assignment of intellectual property and confidentiality covenants, as well as independent contractor covenants.
Compensation Risk Assessment
We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers, including our named executive officers, and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

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Outstanding Equity Awards at Fiscal 2025 Year-End
The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2025:

			Option Awards				Stock Awards
Name	Grant Date(1)	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Sean McClain	10/28/2020(3)	N/A	21,870	—	1.10	10/27/2030	—	—	—	—
	10/28/2020(3)	7/11/2017	2,686	—	1.10	10/27/2030	—	—	—	—
	3/4/2021(3)	3/4/2021	127,690	—	1.10	3/3/2031	—	—	—	—
	3/4/2021(3)	3/4/2021	396,399	—	1.21	3/3/2026	—	—	—	—
	2/21/2022(4)	2/18/2022	609,356	—	8.27	2/20/2032	—	—	—	—
	3/1/2023(5)	3/1/2023	893,750	406,250	2.01	2/28/2033	—	—	—	—
	10/12/2023(6)	10/12/2023	—	—	—	—	58,334	203,586	—	—
	2/1/2024(7)	2/1/2024	255,333	510,667	4.40	1/31/2034	—	—	—	—
	2/1/2024(6)	2/1/2024	—	—	—	—	121,334	423,456	—	—
	3/19/2024(8)	3/19/2024	—	—	—	—	—	—	1,500,000	5,235,000
	3/3/2025(7)	3/3/2025	—	750,900	3.42	3/2/2035			—	—
	3/3/2025(6)	3/3/2025	—	—	—	—	190,200	663,798	—	—
Zachariah Jonasson	9/1/2023(9)	8/31/2023	583,333	416,667	1.87	8/31/2033	—	—	—	—
	9/1/2023(10)	8/31/2023	—	—	—	—	62,500	218,125	—	—
	10/12/2023(6)	10/12/2023	—	—	—	—	967	3,375	—	—
	2/1/2024(7)	2/1/2024	159,856	319,714	4.40	1/31/2034	—	—	—	—
	2/1/2024(6)	2/1/2024	—	—	—	—	76,007	265,264	—	—
	3/3/2025(7)	3/3/2025	—	321,800	3.42	3/2/2035	—	—	—	—
	3/3/2025(6)	3/3/2025	—	—	—	—	81,500	284,435	—
	3/3/2025(11)	3/3/2025	—	—	—	—	—	—	108,700	379,363
Andreas Busch	10/3/2022(5)	9/30/2022	1,625,007	375,002	2.97	10/2/2032	—	—	—	—
	3/1/2023(5)	3/1/2023	378,125	171,875	2.01	2/28/2033	—	—	—	—
	10/12/2023(6)	10/12/2023	—	—	—	—	58,334	203,586	—	—
	2/1/2024(7)	2/1/2024	116,541	233,084	4.40	1/31/2034	—	—	—	—
	2/1/2024(6)	2/1/2024	—	—	—	—	55,417	193,405	—	—
	3/3/2025(12)	3/3/2025	—	93,700	3.42	3/2/2035	—	—	—	—
	3/3/2025(13)	3/3/2025	—	—	—	—	23,700	82,713	—	—

(1)Each equity award is subject to the terms of our 2020 Stock Option and Grant Plan, as amended from time to time (the "2020 Plan") or our 2021 Plan. Unless otherwise specified below, each equity award vests subject to continued service with the Company through the applicable vesting dates and is subject to certain acceleration of vesting provisions set forth in the applicable named executive officer’s employment agreement, as described above.
(2)Based on the fair market value of a share of our common stock on December 31, 2025, which was $3.49.

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(3)The shares underlying the awards have fully vested. The awards were issued pursuant to the 2020 Plan.
(4)The shares underlying the awards have fully vested. The awards were issued pursuant to the 2021 Plan.
(5)The shares underlying the options vest over four years with 25% on the first anniversary of the vesting commencement date and thereafter in equal monthly installments. The options were issued pursuant to the 2021 Plan.
(6)The shares underlying this restricted stock unit award vest over three years in equal annual installments from the vesting commencement date. The restricted stock unit award was issued pursuant to the 2021 Plan.
(7)The shares underlying the options vest over three years in equal annual installments from the vesting commencement date. The options were issued pursuant to the 2021 Plan.
(8)The shares underlying this performance based restricted stock unit award vest as follows: (i) 150,000 shall vest upon the achievement of a closing stock price equal to or exceeding $10.00 per share; (ii) 200,000 shall vest upon the achievement of a closing stock price equal to or exceeding $12.00 per share; (iii) 225,000 shall vest upon the achievement of a closing stock price equal to or exceeding $14.00 per share; (iv) 250,000 shall vest upon the achievement of a closing stock price equal to or exceeding $16.00 per share; (v) 300,000 shall vest upon the achievement of a closing stock price equal to or exceeding $18.00 per share; and (vi) 375,000 shall vest upon the achievement of a closing stock price equal to or exceeding $20.00 per share. For purposes of the foregoing, in the event that a closing stock price specified in clauses (ii) through (vi) above is achieved on a particular date without the prior achievement of one or more of the lower closing stock prices specified in clauses (i) through (v) above, all such lower closing stock prices shall be deemed achieved to the extent that any performance based restricted stock units do not become vested by the third anniversary of the grant date, any such unvested performance restricted stock units shall terminate and be immediately forfeited. The performance restricted stock unit award was issued pursuant to the 2021 Plan.
(9)The shares underlying the options vest over four years in equal monthly installments from the vesting commencement date. The options were issued pursuant to the 2021 Plan.
(10)The shares underlying this restricted stock unit award vest over three years with 1/3rd on the first anniversary of the vesting commencement date and thereafter in equal quarterly installments. The restricted stock unit award was issued pursuant to the 2021 Plan.
(11)The shares underlying this performance based restricted stock unit award were subject to the achievement of certain performance conditions within a specified performance period. The performance conditions were not achieved within the applicable performance period, and accordingly, the award terminated and was forfeited.
(12)The shares underlying the options vest over one year from the vesting commencement date.
(13)The shares underlying this restricted stock unit award vest over one year from the commencement date.

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Equity Compensation Plan Information
The following table provides information as of December 31, 2025 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information(1)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(2) (#)	Weighted average exercise price of outstanding options, warrants and rights(3) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column) (#)

Equity compensation plans approved by security holders	23,730,345	3.28	9,591,848 (4)
Equity compensation plans not approved by security holders	775,800	3.10	1,724,200 (5)
Total	24,506,145		11,316,048

(1)Includes the following plans: our 2021 Plan, our 2020 Plan, our 2021 Employee Stock Purchase Plan, as may be amended from time to time (the "2021 ESPP") and our 2023 Inducement Plan, as may be amended from time to time (the "2023 Inducement Plan").
(2)Reflects the number of securities to be issued upon exercise of outstanding options and rights to receive shares pursuant to restricted stock unit (RSU) awards. Includes both (i) 20,716,511 outstanding stock options and (ii) 3,789,634 outstanding, unvested RSUs. Does not include purchase rights accruing under the 2021 ESPP as of December 31, 2025 because the purchase rights (and, therefore, the number of shares to be purchased) were not determined until the end of the purchase period on March 31, 2026.
(3)Represents the outstanding options' weighted-average exercise price and does not take into account the shares issuable upon vesting of outstanding RSUs, which do not have an exercise price.
(4)As of December 31, 2025, a total of 6,458,888 shares of common stock have been reserved for issuance pursuant to the 2021 Plan and 3,132,960 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP, which numbers exclude the 7,575,754 shares that were added to the 2021 Plan and the 1,515,151 shares that were added to the 2021 ESPP, both as a result of the automatic annual increase, in each case on January 1, 2026, and includes purchase rights accruing under the 2021 ESPP as of December 31, 2025 because the purchase rights (and, therefore, the number of shares to be purchased) were not determined until the end of the purchase period on March 31, 2026. The number of shares of common stock reserved and available for issuance under the 2021 Plan is subject to an automatic annual increase on each January 1, beginning January 1, 2022, by an amount equal to the lesser of: (i) 5% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, and (ii) such lesser number of shares of common stock as determined by the compensation committee or the board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any awards that are forfeited, cancelled, held back upon exercise or settlement of an award to satisfy the exercise price or tax withholding, reacquired by us prior to vesting, satisfied without the issuance of stock, expire or are otherwise terminated, other than by exercise, under the 2021 Plan and the 2020 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. The Company no longer makes grants under the 2020 Plan. The number of shares of common stock reserved and available for issuance under the 2021 ESPP is subject to an automatic annual increase on each January 1, beginning January 1, 2022, by an amount equal to the least of: (i) 1,807,500 shares of common stock, (ii) 1% of the number of shares of common stock issued and outstanding on the immediately preceding December 31, and (iii) such lesser number of shares of common stock as determined by the compensation committee or the board of directors. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

Executive Compensation	47

(5)As of December 31, 2025, 1,724,200 shares were reserved for future issuance pursuant to the 2023 Inducement Plan. The 2023 Inducement Plan was adopted without shareholder approval pursuant to Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Standards. The 2023 Inducement Plan provides for the grant of equity-based awards, including stock options and RSUs, and its terms are substantially similar to our shareholder-approved 2021 Plan. In accordance with Rule 5635(c)(4) and Rule 5635(c)(3) of the Nasdaq Listing Standards, awards under the 2023 Inducement Plan may only be made to individuals not previously employees or non-employee directors of the Company (or following such individuals’ bona fide period of non-employment with the Company), as an inducement material to the individuals’ entry into employment with the Company. The material terms of the 2023 Inducement Plan are set forth in note 13 of our financial statements included in the 2025 Annual Report.

Certain Relationships and Related Party Transactions	48

Certain Relationships and Related Party Transactions
Certain Relationships and Transactions
Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Director Compensation” in this proxy statement and the transactions described below, since January 1, 2024, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2024 and 2025) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.
Indemnification Agreements
In March 2026, we adopted amended and restated forms of director and officer indemnification agreements. We have entered into agreements on these forms to indemnify our existing directors and executive officers and intend to enter into similar agreements with any new directors and executive officers upon their appointment. These agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us, among other things, to indemnify these individuals for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts reasonably incurred by such person in any action or proceeding, including any action by or in our right, on account of any services undertaken by such person on behalf of our Company or that person’s status as a member of our board of directors to the maximum extent allowed under Delaware law.

Certain Relationships and Related Party Transactions	49

March 2024 Follow-On Offering
Certain holders of more than five percent (5%) of our capital stock and their affiliated entities purchased shares of our common stock in our underwritten common stock offering, which closed on March 1, 2024 (the "2024 Offering"), for payment in excess of $120,000 as summarized in the following table. The underwriters received the same underwriting discount from the sale of the shares of our common stock to these holders as they did from other shares of our common stock sold to the public in the 2024 Offering.

Stockholder	Shares of Common Stock	Total Purchase Price ($)

Entities affiliated with Redmile Group, LLC (1)	222,222	999,999
Entities affiliated with FMR LLC (2)	943,333	4,244,999
(1)Consists of shares of common stock directly owned by private investment vehicles managed by Redmile Group, LLC, which is a beneficial owner of 5% or more of our total outstanding shares of common stock. Amrit Nagpal is a Managing Director at Redmile Group, LLC. Mr. Nagpal resigned from our board of directors in April 2025.
(2)Entities affiliated with FMR LLC hold 5% or more of our total outstanding shares of common stock.
July 2025 Follow-On Offering
Certain holders of more than five percent (5%) of our capital stock and their affiliated entities purchased shares of our common stock in our underwritten common stock offering, which closed on July 28, 2025 (the "2025 Offering"), for payment in excess of $120,000 as summarized in the following table. The underwriters received the same underwriting discount from the sale of the shares of our common stock to these holders as they did from other shares of our common stock sold to the public in the 2025 Offering.

Stockholder	Shares of Common Stock	Total Purchase Price ($)

Entities affiliated with ARK Investment Management LLC(1)	2,287,937	6,863,811
Entities affiliated with FMR LLC (2)	2,100,000	6,300,000
Entities affiliated with BlackRock, Inc.(3)	300,000	3,000,000
Entities affiliated with The Vanguard Group(4)	80,000	345,000
(1)Entities affiliated with ARK Investment Management LLC hold 5% or more of our total outstanding shares of common stock.
(2)Entities affiliated with FMR LLC hold 5% or more of our total outstanding shares of common stock.
(3)Entities affiliated with BlackRock, Inc. hold 5% or more of our total outstanding shares of common stock.
(4)Entities affiliated with The Vanguard Group hold 5% or more of our total outstanding shares of common stock.

Certain Relationships and Related Party Transactions	50

Policies for Approval of Related Party Transactions
We have adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were, or will be participants and in which the related person has a direct or indirect material interest. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A related person is any executive officer, director, director nominee, or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our audit committee, or, if audit committee approval would be inappropriate, to another independent body of our board of directors, for review, consideration, and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to us of the transaction, and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer, and, to the extent feasible, significant stockholder to enable us to identify any existing or potential related person transactions and to effectuate the terms of the policy.
In addition, under our Code of Business Conduct and Ethics, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest.
In considering related person transactions, our audit committee, or other independent body of our board of directors, will take into account the relevant available facts and circumstances including, but not limited to:
◦the risks, costs, and benefits to us;
◦the impact on a director’s independence in the event that the related person is a director, immediate family member of a director, or an entity with which a director is affiliated;
◦the availability of other sources for comparable services or products; and
◦the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify, or reject a related person transaction, our audit committee, or other independent body of our board of directors, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our stockholders, as our audit committee, or other independent body of our board of directors, determines in the good faith exercise of its discretion.

Principal Stockholders	51

Principal Stockholders
The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2026 by:
◦each of our directors;
◦each of our named executive officers;
◦all of our directors and executive officers as a group; and
◦each person, or group of affiliated persons, who is known by us to beneficially own greater than 5.0% of our outstanding common stock.
The column entitled “Percentage” is based on a total of 155,350,135 shares of our common stock outstanding as of March 31, 2026.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock that a person or entity has the right to acquire within 60 days of March 31, 2026 are considered outstanding and beneficially owned by the person or entity holding the rights for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683.

Principal Stockholders	52

	Shares beneficially owned
Name and address of beneficial owner	Number	Percentage

5% or Greater Stockholders:
Entities Affiliated with FMR LLC(1)	20,484,670	13.19%
Entities Affiliated with ARK Investment Management LLC(2)	13,243,026	8.52%
Entities Affiliated with Redmile Group, LLC(3)	8,253,316	5.31%
Entities Affiliated with BlackRock, Inc.(4)	8,319,387	5.36%
The Vanguard Group (5)	7,910,205	5.09%
Named Executive Officers and Directors:
Sean McClain(6)	11,371,214	7.20%
Andreas Busch, Ph.D.(7)	2,910,736	1.84%
Zachariah Jonasson, Ph.D. (8)	1,323,056	*
Karen McGinnis(9)	316,590	*
Sir Menelas Pangalos, Ph.D.(10)	300,702	*
Daniel Rabinovitsj(11)	133,469	*
Joseph Sirosh, Ph.D.(12)	155,332	*
Mary Szela(13)	49,555	*
Frans van Houten(14)	188,344	*
All executive officers and directors as a group (10 persons)(15)	17,130,734	10.52%
* Represents beneficial ownership of less than one percent.
(1)Based on (i) a Schedule 13G filed on May 12, 2025 in which FMR LLC reported 18,384,670 shares of common stock beneficially owned, or that may be determined to be beneficially owned, by FMR LLC, plus (ii) 2,100,000 additional shares of common stock issued and sold to FMR LLC in our July 2025 underwritten public offering, of which we have direct knowledge. As of the date of this proxy statement, FMR LLC has not filed an updated Schedule 13G since the May 12, 2025 Schedule 13G. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. The address of the principal business and office of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210. Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.
(2)Based on (i) a Schedule 13G/A filed on May 14, 2025 in which ARK Investment Management LLC ("ARK") reported 10,955,089 shares of common stock beneficially owned, or that may be deemed to be beneficially owned, by ARK, plus (ii) 2,287,937 additional shares of common stock issued and sold to ARK in our July 2025 underwritten public offering, of which we have direct knowledge. As of the date of this proxy statement, ARK has not filed an updated Schedule 13G since the May 14, 2025 Schedule 13G/A. The address of ARK Investment Management LLC is 200 Central Avenue, St. Petersburg, Florida, 33701.

Principal Stockholders	53

(3)Based on a Schedule 13D/A filed on March 26, 2026. Consists of 8,253,316 shares of common stock held by private investment vehicles managed by Redmile Group, LLC (the “Redmile Funds”), including Redmile Biopharma Investments II, L.P. (“RBI II”), which directly holds 6,267,205 of these securities. Redmile Group, LLC is the investment manager of the Redmile Funds and, in such capacity, exercises voting and investment power over all of the securities held by the Redmile Funds and may be deemed to be the beneficial owner of these securities. Jeremy C. Green serves as the managing member of Redmile Group, LLC and also may be deemed to be the beneficial owner of these shares. Amrit Nagpal, our former director, is a Managing Director of Redmile Group, LLC and previously served as a director of the Company. Redmile Group, LLC, Mr. Green and Mr. Nagpal each disclaim beneficial ownership of these shares, except to the extent of its or his pecuniary interest in such shares, if any. The address of Mr. Green is c/o Redmile Group, LLC (NY Office), 45 W, 27 Street, Floor 11, New York, New York 10001. The address of Redmile Group, LLC, and RBI II is c/o Redmile Group, LLC, One Letterman Drive, Building D, Suite D3-300, San Francisco, California 94129.
(4)Based on a Schedule 13G filed on July 16, 2025. Consists of 8,319,387 shares of common stock beneficially owned, or that may be deemed to be beneficially owned, by BlackRock, Inc. The address of BlackRock, Inc. is 250 Hudson Yards New York, NY 10001.
(5)Based on a Schedule 13G filed with the SEC on January 30, 2026 by The Vanguard Group. Consists of 7,910,205 shares of common stock. The Vanguard Group, Inc.’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported herein. No one other person’s interest in the securities reported herein is more than 5%. The business address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355. On March 26, 2026, The Vanguard Group, Inc. ("VGI") filed an amendment to its Schedule 13G reporting that, as a result of an internal realignment, it no longer has, or is deemed to have, beneficial ownership of shares held by certain of its subsidiaries or business divisions. Certain affiliated entities, including Vanguard Capital Management and Vanguard Portfolio Management, are expected to file separate Schedule 13G reports reflecting their beneficial ownership on a disaggregated basis. As of the date of this proxy statement, no such filings have been made. The share information reported for Vanguard above reflects VGI's most recent Schedule 13G filing reporting an actual ownership position, which was filed on January 30, 2026.
(6)Consists of (i) 2,578,228 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and 6,563,450 shares of common stock held by Sean McClain and (ii) 9,549 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and 2,219,987 shares of common stock, that Sean McClain has transferred to Brittany McClain, which shares are subject to a voting agreement and proxy pursuant to which Sean McClain is entitled to vote such shares on all matters presented to our stockholders for approval.
(7)Consists of (i) 2,489,290 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and (ii) 421,446 shares of common stock held by Andreas Busch, Ph.D.
(8)Consists of (i) 1,093,645 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and (ii) 229,411 shares of common stock held by Zachariah Jonasson, Ph.D.
(9)Consists of (i) 292,770 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and (ii) 23,820 shares of common stock held by Karen McGinnis.
(10)Consists of (i) 124,697 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and (ii) 176,005 shares of common stock held by Sir Menelas Pangalos, Ph.D.
(11)Consists of (i) 124,649 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and (ii) 8,820 shares of common stock held by Daniel Rabinovitsj.
(12)Consists of (i) 146,512 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and (ii) 8,820 shares of common stock held by Joseph Sirosh, Ph.D.
(13)Consists of 49,555 shares of common stock underlying options exercisable within 60 days of March 31, 2026 held by Mary Szela.
(14)Consists of (i) 139,524 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and (ii) 48,820 shares of common stock held by Frans van Houten.
(15)Includes the number of shares beneficially owned by the named executive officers and directors above as of March 31, 2026, plus shares beneficially owned by Shelby Walker, our Chief Legal Officer, and Ransi Somaratne, our Chief Medical Officer. Ms. Walker's shares consist of (i) 371,795 shares of common stock underlying options exercisable within 60 days of March 31, 2026 and (ii) 9,941 shares of common stock held. Dr. Somaratne did not beneficially own any shares of common stock as of such date.

Report of the Audit Committee	54

Report of the Audit Committee
The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Absci’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Absci’s independent registered public accounting firm, (3) the performance of Absci’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.
Management is responsible for the preparation of Absci’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Absci’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board, or the PCAOB, and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.
In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Absci Corporation for the fiscal year ended December 31, 2025. The audit committee also discussed with the independent accountant the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the audit committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.
Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of Absci be included in the 2025 Annual Report, which was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF ABSCI CORPORATION
◦Karen McGinnis, Chairperson
◦Frans van Houten
◦Daniel Rabinovitsj
April 22, 2026

Householding	55

Householding
Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the 2025 Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written request to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary. If you want to receive separate copies of the proxy statement or 2025 Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address.

Stockholder Proposals	56

Stockholder Proposals
A stockholder who would like to have a proposal considered for inclusion in our 2027 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 22, 2026. However, if the date of the 2026 Annual Meeting of Stockholders is changed by more than 30 days from the one-year anniversary of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2026 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
To comply with the universal proxy rules adopted by the SEC, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act and our bylaws no later than April 5, 2027. Stockholder proposals and the required notice should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
In addition to the timely notice requirements, a stockholder’s proposal for nominees for directors must comply with Article I, Section 2 of our bylaws and other applicable procedures described therein or established by our nominating and corporate governance committee. Pursuant to Article I, Section 2(a)(2)(A) of our bylaws, such notice as to each person whom the stockholder proposes to nominate for election or reelection as a director shall include: (i) the name, age, business address and residence address of the nominee; (ii) the principal occupation or employment of the nominee; (iii) the class and number of shares of capital stock of the Company that are held of record or are beneficially owned by the nominee or their affiliates or associates and any Synthetic Equity Interest (as defined in the bylaws) held or beneficially owned by the nominee or their affiliates or associates; (iv) a description of all arrangements or understandings between or among the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder or concerning the nominee’s potential service on the board of directors; (v) a questionnaire with respect to the background and qualifications of the nominee completed by the nominee in the form provided by the Company (which questionnaire shall be provided by the Company's Corporate Secretary upon written request); (vi) a representation and agreement in the form provided by the Company (which form shall be provided by the Company's Corporate Secretary upon written request) that (a) such proposed nominee is not and will not become party to any agreement, arrangement or understanding with any person or entity as to how such proposed nominee, if elected as a director of the Company, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Company or any Voting Commitment that could limit or interfere with such proposed nominee’s ability to comply, if elected as a director of the Company, with such proposed nominee’s fiduciary duties under applicable law, (b) such proposed nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with service or action as a director that has not been disclosed to the Company, (c) such proposed nominee would, if elected as a director, comply with all applicable rules and regulations of the exchanges upon which shares of the Company’s capital stock trade, each of the Company’s corporate governance, ethics, conflict of interest, confidentiality, stock ownership and trading policies and guidelines applicable generally to the Company’s directors, and applicable fiduciary duties and other obligations under state law and, if elected as a director of the Company, such person currently would be in compliance with any such policies and guidelines that have been publicly disclosed, (d) such proposed nominee intends to serve as a director for the full term for which he or she is to stand for election, and (e) such proposed nominee will promptly provide to the Company such other information as it may reasonably request; and (vii) any other information relating to such proposed nominee that is required to be disclosed in solicitations of proxies for election of directors in

Stockholder Proposals	57

an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected).
If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.
The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2027 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 4, 2027 and no later than March 6, 2027. Stockholder proposals and the required notice should be addressed to Absci Corporation, 18105 SE Mill Plain Blvd, Vancouver, WA 98683, Attention: Corporate Secretary.
We also encourage you to send any stockholder proposals and required notices to shareholderproposal@absci.com.

Other Matters	58

Other Matters
Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

Cautionary Note Regarding Forward-Looking Statements	59

Cautionary Note Regarding Forward-Looking Statements
Certain statements in this proxy statement that are not historical facts are considered forward-looking within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements containing the words “anticipates,” “plans,” “believes,” “expects,” “advancing,” and “potential,” or similar expressions. Many of these statements appear, in particular, under the heading “A Letter from our Founder & CEO Sean McClain.” We intend these forward-looking statements, including statements regarding our strategy, the clinical development timeline for ABS-101 and ABS-201, as well as the potential achievement of related milestones; Absci's ability to advance its pipeline and the role of its AI drug creation platform technology in developing transformational therapies; our ability to successfully maintain our existing partnerships and enter into new partnerships and collaborations, to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act, and we make this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies, and prospects, which are based on the information currently available to us and on assumptions we have made. We can give no assurance that the plans, intentions, expectations, or strategies will be attained or achieved, and, furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, risks and uncertainties relating to the development of our technology, our ability to effectively conduct research, drug discovery and development activities with respect to our internal programs and to collaborate with our partners or potential partners with respect to their research, drug discovery and development activities, and our dependence on third parties to support our internal development programs, including for the manufacture and supply of preclinical and clinical supplies of our product candidates or components thereof; along with those risks set forth in our most recent periodic report filed with the U.S. Securities and Exchange Commission, as well as discussions of potential risks, uncertainties, and other important factors in our subsequent filings with the U.S. Securities and Exchange Commission. Except as required by law, we assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

absci

ABSCI CORPORATION
18105 SE MILL PLAIN BOULEVARD
VANCOUVER, WA 98683

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96316-P51894

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ABSCI CORPORATION

The Board of Directors recommends you vote FOR the following:

1. The election of the Class II directors nominated by the Board of Directors and named in our Proxy Statement to hold office for a three-year term expiring at our 2029 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified.

Nominees:	For	Withhold
1a. Prof Sir Menelas Pangalos, Ph.D.	☐	☐
1b. Daniel Rabinovitsj	☐	☐

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2026.	☐	☐	☐

NOTE: To transact such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting:
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V96317-P51894

ABSCI CORPORATION
Annual Meeting of Stockholders
June 4, 2026 9:00 a.m. (Eastern Time)
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Sean McClain, Zachariah Jonasson, Ph.D. and Shelby Walker, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ABSCI CORPORATION that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m. (Eastern Time) on June 4, 2026, virtually at www.virtualshareholdermeeting.com/ABSI2026, and any adjournment or postponement thereof and further authorize(s) such proxies to vote in their discretion upon such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE ABOVE NAMED PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

(Continued and to be marked, dated and signed, on the other side)